As filed with the Securities and Exchange Commission on March 8, 2006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09079

Morgan Keegan Select Fund, Inc.

(Exact name of registrant as specified in charter)

Morgan Keegan Tower Fifty North Front Street Memphis, Tennessee 38103
(Address of principal executive offices) (Zip code)

Allen B. Morgan, Jr.

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 524-4100 with copies to:

Arthur J. Brown, Esq.

Kirkpatrick & Lockhart Nicholson Graham LLP

1601 K Street, N.W.

Washington, D.C. 20006

Date of fiscal year end: June 30, 2006

Date of reporting period: December 31, 2005

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1):

Semi-Annual Report

December 31, 2005

Morgan Keegan
Select Fund, Inc.

Regions Morgan Keegan
Select Short Term Bond Fund
A bond fund for investors who seek a high level of current income consistent with the preservation of capital.

Regions Morgan Keegan
Select Intermediate Bond Fund
A bond fund for investors who seek to earn a high level of income primarily from intermediate maturity, investment grade bonds.

Regions Morgan Keegan
Select High Income Fund
A bond fund for investors who can accept higher risk and seek to earn a high level of income primarily from below investment grade bonds.

Select FUNDS
REGIONS MORGAN KEEGAN™

An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Funds’ prospectus. To obtain a prospectus, call 800-564-2188. Please read the prospectus carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

i

LETTER TO SHAREHOLDERS

Dear Shareholder,

We are pleased to present the enclosed semi-annual report for Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund (each, a “Fund” and collectively, the “Funds”). In this report, you will find information on each Fund’s investment objective and strategy and learn how your investment performed during the six-month period ended December 31, 2005. The portfolio managers will also provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes each Fund’s unaudited financial statements and each Fund’s portfolio of investments as of December 31, 2005.

As always, we appreciate your continued support of the Regions Morgan Keegan Select family of funds. It is important to stay focused on your long-term investment strategy. Your financial adviser can help you evaluate your portfolio’s performance to ensure that your diversified mix of investments is designed to help generate the long-term performance your goals demand. We remain committed to helping you pursue your financial goals through investments in our fund family. You have our commitment to bring you the highest level of disciplined decision making and personal service to meet your financial needs. If you have any questions about the Funds, please call us at 800-564-2188.

Sincerely,

Carter E. Anthony, CFA

President and Chief Investment Officer

Morgan Asset Management, Inc.

ABOUT SHAREHOLDER AND FUND EXPENSES

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of expenses on their investments. As a shareholder of a fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption fees; and (2) operating costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other fund expenses. Operating expenses, which are deducted from a fund’s gross income, reduce the investment return of the fund.

A fund’s operating expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning July 1, 2005 and ending December 31, 2005.

The following table illustrates your Fund’s costs in two ways:

Based on actual fund return.    This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading entitled “Expenses Paid During Period.”

Based on hypothetical 5% return.    This section is intended to help you compare your Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on the 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

ABOUT SHAREHOLDER AND FUND EXPENSES

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any sales charges (loads) which may be incurred by some of the Fund’s share classes. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

You can find more information about the Fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Annualized Expense Ratio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period*
SHORT TERM BOND FUND
Actual
Class A Shares	1.04%	$1,000	$1,015.70	$5.28
Class C Shares[1]	1.39%	1,000	1,005.40	2.21
Class I Shares	0.79%	1,000	1,018.10	4.02
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.04%	$1,000	$1,019.96	$5.30
Class C Shares[1]	1.39%	1,000	1,005.74	2.22
Class I Shares	0.79%	1,000	1,021.22	4.02
INTERMEDIATE BOND FUND
Actual
Class A Shares	0.79%	$1,000	$1,030.80	$4.04
Class C Shares	1.14%	1,000	1,029.00	5.83
Class I Shares	0.54%	1,000	1,032.10	2.77
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.79%	$1,000	$1,021.22	$4.02
Class C Shares	1.14%	1,000	1,019.46	5.80
Class I Shares	0.54%	1,000	1,022.48	2.75
HIGH INCOME FUND
Actual
Class A Shares	1.10%	$1,000	$1,042.40	$5.66
Class C Shares	1.60%	1,000	1,039.70	8.23
Class I Shares	0.85%	1,000	1,043.60	4.38
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.10%	$1,000	$1,019.66	$5.60
Class C Shares	1.60%	1,000	1,017.14	8.13
Class I Shares	0.85%	1,000	1,020.92	4.33
*	Expenses are equal to each Fund’s Class A Shares, Class C Shares and Class I Shares annualized expense ratios (after contractual waivers and reimbursements, if applicable), in each case, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1)	Multiplied by 58/365 to reflect the period from the commencement of investment operations on November 4, 2005 to December 31, 2005.

REGIONS MORGAN KEEGAN SELECT
SHORT TERM BOND FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Short Term Bond Fund seeks a high level of current income consistent with preservation of capital. The Fund invests in U.S. corporate and government issues, and mortgage-backed and other asset-backed securities. The Fund invests primarily in investment-grade bonds rated BBB or better (or a comparable rating) by at least one nationally recognized statistical rating agency at the time of purchase, or if unrated, determined by the Fund’s investment adviser to be of comparable quality. The average effective maturity of the Fund’s portfolio will generally be three years or less.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended December 31, 2005, Regions Morgan Keegan Select Short Term Bond Fund’s Class A Shares had a total return of 1.57%, based on net asset value. The Fund’s returns surpassed the Lehman Brothers 1-3 Year U.S. Government/Credit Index’s1 six-month period total return of 0.81%. For Class A Shares, the Fund paid $0.21 in distributions per share during the six-month period ended December 31, 2005.

The Fund’s increased allocation to mortgage- and asset-backed securities enhanced the income available for dividend distributions during the past six months, which accounts for most of all of the Fund’s relative outperformance compared to its benchmark. Short-term interest rates increased steadily over the past six months as the Federal Reserve raised the Fed Funds rate from 3.00% in June to 4.25% by December. While there has been no capital appreciation to speak of in short-term fixed income assets over the past year, the Fund has taken advantage of this upward trend by using more floating rate and amortizing security types. This allows more frequent coupon increases in the portfolio and more frequent turnover as principal payments are received and reinvested at higher rates.

REGIONS MORGAN KEEGAN SELECT
SHORT TERM BOND FUND

We expect short-term interest rates to move a bit higher and probably peak in the first half of 2006. We anticipate using more fixed rate corporate bonds later in the year to lock in some of the portfolio positions at these higher yields.

James C. Kelsoe, Jr., CFA Senior Portfolio Manager Morgan Asset Management, Inc.	David H. Tannehill, CFA Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

(1)	The Lehman Brothers 1-3 Year U. S. Government/Credit Index is an index composed of all bonds of investment grade with a maturity between one and three years. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

PORTFOLIO STATISTICS†

AS OF DECEMBER 31, 2005

Average Credit Quality	A
Current Yield	4.03%
Yield to Maturity	5.47%
Duration	1.60 Years
Average Effective Maturity	2.14 Years
Total Number of Holdings	76

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF DECEMBER 31, 2005

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Government Guaranteed	2.4%	BBB+	6.3%
AAA	24.8%	BBB	19.8%
AA	6.6%	BBB-	8.1%
A+	4.1%	BB+ or Lower	9.4%
A	10.7%	Not Rated	3.4%
A-	4.4%
		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF DECEMBER 31, 2005

% OF TOTAL INVESTMENTS
Corporate Bonds	41.4%
Commercial Loans	15.6%
Collateralized Mortgage Obligations	13.6%
Short-Term Investments	7.9%
Equipment Leases	5.5%
Franchise Loans	5.3%
Government Agency Securities	4.0%
Collateralized Debt Obligations	3.3%
Home Equity Loans	1.8%
Other	1.6%

†	The Fund’s composition is subject to change.

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Short Term Bond Fund—Class A Shares from the commencement of investment operations on March 8, 2001 to December 31, 2005 compared to the Lehman Brothers 1-3 Year U. S. Government/Credit Index1.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

Regions Morgan Keegan Select Short Term Bond Fund—Class C Shares commenced investment operations on November 4, 2005. A performance chart will be provided after the share class has been in operation for a full year.

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Short Term Bond Fund—Class I Shares from the commencement of investment operations on January 5, 2001 to December 31, 2005 compared to the Lehman Brothers 1-3 Year U. S. Government/Credit Index.1

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[2]
CLASS A SHARES**	0.05%	1.04%	3.36%
(EXCLUDING SALES LOAD)	1.57%	2.58%	3.68%
CLASS C SHARES***	N/A	N/A	-0.46%*
(EXCLUDING CDSC)	N/A	N/A	0.54%*
CLASS I SHARES	1.81%	2.95%	4.00%
LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX[1]	0.81%	1.77%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 1.50%.
***	Reflects the maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 800-564-2188. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

(1)	The Lehman Brothers 1-3 Year U. S. Government/Credit Index is an index composed of all bonds of investment grade with a maturity between one and three years. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 8, 2001, November 4, 2005 and January 5, 2001, respectively.

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Investment Grade–31.6% of Net Assets
	Collateralized Debt Obligations–3.3%
1,800,270	Diversified Asset Securitization 1A A1, 7.873% 9/15/35	$1,903,785
500,000	Static Repackaging Trust 2005-1A D, 7.879% 3/27/40 (a)	500,000

		2,403,785

	Commercial Loans–14.8%
872,965	Bank of America/First Union 2001-3 A1, 4.89% 4/11/37	870,940
1,982,823	Bear Stearns Commercial 2001-TOP2 A1, 6.08% 2/15/35	2,009,226
500,000	Chase Commercial Mortgage 1997-1 E, 7.37% 6/19/29	514,519
1,604,000	Commercial Mortgage 2001-J1A F, 6.983% 2/14/34 (a)	1,679,276
290,135	Heller Financial 1999-PH1 A1, 6.50% 5/15/31	291,551
1,398,365	Morgan Stanley Capital 2003-IQ6 A1, 2.80% 12/15/41	1,361,442
1,418,156	Mortgage Capital Funding 1998-MC2 A2, 6.423% 6/18/30	1,455,044
1,949,468	Salomon Brothers 2002-KEY2 A1, 3.222% 3/18/36	1,922,612
615,935	Morgan Stanley Dean Witter 2001-280 A1, 6.148% 2/3/16 (a)	633,131

		10,737,741

	Credit Cards–0.6%
500,000	North Street 2000-1A B, 4.73% 10/30/11 (a)	440,000

	Equipment Leases–5.6%
1,908,038	Aerco Limited 2A A3, 4.829% 7/15/25 (a)	1,526,430
973,089	Aircraft Finance Trust 1999-1A A2, 4.869% 5/15/24	895,242
1,053,747	Airplanes Trust 1R A8, 4.744% 3/15/19	998,425
613,034	Aviation Capital 2003-2A B1, 7.37% 9/20/33 (a)	620,697

		4,040,794

	Franchise Loans–5.4%
292,257	ACLC Business Trust 1999-1 A2, 6.94% 8/15/20 (a)	291,888
1,261,478	Atherton Franchise Loan 1999-A A2, 7.23% 4/15/12 (a)	1,303,157
637,332	Atherton Franchise Loan 1998-A A2, 6.72% 5/15/20 (a)	657,647
558,380	FMAC Loan Trust 1997-C A, 6.75% 12/15/19 (a)	554,377
1,108,418	Peachtree Franchise 1999-A A1, 6.68% 1/15/21 (a)	1,123,002

		3,930,071

	Home Equity Loans (Non-High Loan-To-Value)–1.9%
213,502	Contimortgage 1997-1 M1, 7.42% 3/15/28	214,570
157,275	Empire Funding Home Loan 1999-1 M2, 9.50% 5/25/30	159,439
22,583	Novastar NIM Trust 2004-N2 NOTE, 4.458% 6/26/34 (a)	22,541
1,000,000	Master Asset Backed Securities 2004-HE1 M11, 7.879% 9/25/34	952,500

		1,349,050

	Total Asset Backed Securities–Investment Grade (cost $23,087,022)	22,901,441

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Non-Investment Grade–1.9% of Net Assets
	Commercial Loans–0.9%
700,000	Lehman Brothers 2002-LLFA L, 5.768% 6/14/17 (a)	$691,255

	Credit Cards–0.2%
125,329	First Consumers 2001-A A, 4.679% 9/15/08	124,540

	Manufactured Housing Loans–0.8%
699,047	Oakwood Mortgage 2001-B A2, 4.744% 3/15/18 (a)	612,549

	Total Asset Backed Securities–Non-Investment Grade (cost $1,455,546)	1,428,344

Corporate Bonds–Investment Grade–34.2% of Net Assets
	Agriculture–1.4%
1,000,000	Cargill, 6.15% 2/25/08 (a)	1,025,285

	Automotives–2.8%
1,000,000	Daimler-Chrysler, 6.40% 5/15/06	1,004,959
1,000,000	Daimler-Chrysler, 7.375% 9/15/06	1,016,208

		2,021,167

	Communications–1.0%
700,000	Walt Disney, 5.50% 12/29/06	703,193

	Cruise Lines–0.7%
500,000	Carnival, 3.75% 11/15/07	488,762

	Electronics–1.9%
1,350,000	Ametek, 7.20% 7/15/08	1,406,454

	Energy–2.8%
1,000,000	Halliburton, 6.00% 8/1/06	1,004,905
1,000,000	Progress Energy, 6.75% 3/1/06	1,003,140

		2,008,045

	Finance–8.4%
3,000,000	Countrywide Home Loan, 4.25% 12/19/07	2,958,237
1,000,000	General American Transportation, 6.75% 3/1/06	1,001,067
1,000,000	Morgan JP, 6.70% 11/1/07	1,028,468
400,000	SLM, 6.47% 1/31/14	394,180
700,000	International Lease Finance, 5.70% 7/3/06	701,984

		6,083,936

	Hotels–1.4%
1,000,000	Hospitality Properties, 7.00% 3/1/08	1,036,020

	Industrials–2.0%
1,400,000	Cendant, 6.875% 8/15/06	1,414,370

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Corporate Bonds–Investment Grade (continued)
	Insurance–3.2%
500,000	Allstate, 5.375% 12/1/06	$501,516
800,000	Prudential Insurance, 6.375% 7/23/06 (a)	806,432
1,000,000	Unitrin, 5.75% 7/1/07	1,006,497

		2,314,445

	Medical–2.2%
1,576,000	Millipore, 7.50% 4/1/07	1,616,097

	Special Purpose Entity–2.8%
1,000,000	Preferred Term Securities XVII, 6.697% 6/23/35 (a)	1,003,750
1,000,000	Countrywide Capital I, 8.00% 12/15/26	1,023,115

		2,026,865

	Technology–1.4%
1,000,000	NCR Corp., 7.125% 6/15/09	1,046,043

1,200,000	Telecommunications–1.9%
	US Unwired, 10.00% 6/15/12	1,350,000

	Transportation–0.3%
215,409	Southwest Airlines, 5.10% 5/1/06	215,798

	Total Corporate Bonds–Investment Grade (cost $25,070,437)	24,756,480

Corporate Bonds–Non-Investment Grade–8.0% of Net Assets
	Automotives–0.7%
500,000	Navistar International, 9.375% 6/1/06	507,500

	Communications–1.4%
1,000,000	Cox Enterprises, 4.375% 5/1/08 (a)	976,496

	Finance–5.9%
1,000,000	General Motors Acceptance, 6.125% 9/15/06	971,355
1,000,000	General Motors Acceptance, 6.125% 2/1/07	954,647
1,000,000	Ford Motor Credit, 7.20% 6/15/07	951,951
1,000,000	Ford Motor Credit, 6.50% 1/25/07	967,470
500,000	Ford Motor Credit, 6.625% 6/16/08	453,528

		4,298,951

	Total Corporate Bonds–Non-Investment Grade (cost $6,073,766)	5,782,947

Mortgage Backed Securities–Investment Grade–13.4% of Net Assets
	Collateralized Mortgage Obligations–13.4%
121,991	Argent NIM Trust 2004-WN10 A, 4.212% 11/25/34 (a)	121,750
1,869,887	Bank of America 2004-B 2A2, 4.119% 3/25/34	1,821,960

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Mortgage Backed Securities–Investment Grade (continued)
	Collateralized Mortgage Obligations (continued)
490,281	Countrywide 2004-15 1A2, 4.963% 9/25/34	$491,193
563,636	Countrywide 2004-15 2A2, 5.198% 9/25/34	557,495
800,000	First Franklin Mortgage 2004-FF5 N4, 8.353% 8/25/34 (a)	808,000
816,007	GSR Mortgage 2004-1OF 1A1, 4.50% 8/25/19	801,841
1,141,463	Harborview Mortgage 2004-4 3A, 2.975% 6/19/34	1,120,586
1,839,631	Harborview Mortgage 2004-6 5A, 4.713% 8/19/34	1,802,778
432,383	Long Beach Mortgage 2001-1 M2, 5.37% 4/21/31	406,440
746,493	Long Beach Mortgage 2001-4 M2, 6.029% 3/25/32	722,423
51,246	Sharps 2004-4N NOTE, 6.65% 6/25/34 (a)	51,306
1,000,000	Washington Mutual 2003-AR10 A4, 4.067% 10/25/33	989,260

	Total Mortgage Backed Securities–Investment Grade (cost $9,847,734)	9,695,032

Mortgage Backed Securities–Non-Investment Grade–0.5% of Net Assets
	Collateralized Mortgage Obligations–0.5%
375,637	Long Beach Mortgage 2001-2 M2, 5.329% 7/25/31	342,178

	Total Mortgage Backed Securities–Non-Investment Grade (cost $371,104)	342,178

Government Agency Securities–4.1% of Net Assets
1,500,000	Fannie Mae 2003-129 MB, 4.00% 12/25/16 (c)	1,470,657
1,263,408	Small Business Administration 2003-20E 1, 4.64% 5/1/23	1,238,231
236,250	Small Business Administration 2001-P10B, 6.344% 8/1/11	245,606

	Total Government Agency Securities (cost $3,023,146)	2,954,494

Eurodollar Time Deposits–8.1% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated December 30, 2005, 3.40%, maturing at $5,856,106 on January 3, 2006.	5,855,000

	Total Investments–101.8% of Net Assets (cost $74,783,755)	73,715,916

	Other Assets and Liabilities, net–(1.8%) of Net Assets	(1,278,256)

	Net Assets	$72,437,660

(a)	The security is exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, the security has been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

(b)	See Note 3 of accompanying Notes to Financial Statements regarding investment valuations.

(c)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U. S. government.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Intermediate Bond Fund seeks a high level of income by investing in intermediate maturity, investment grade bonds. The Fund seeks capital growth as a secondary objective when consistent with the Fund’s primary objective. The Fund invests in U. S. government securities, corporate bonds, debentures, notes, preferred stock, mortgage-backed and other asset-backed securities. The Fund invests primarily in investment-grade bonds rated BBB or better (or a comparable rating) by at least one nationally recognized statistical rating agency at the time of purchase, or if unrated, determined by the Fund’s investment adviser to be of comparable quality. The Fund may also invest up to 35% of its assets in below investment grade bonds (commonly referred to as “junk bonds”), convertible securities and common stocks. The average effective maturity of the Fund’s portfolio will generally be between three and ten years.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended December 31, 2005, Regions Morgan Keegan Select Intermediate Bond Fund’s Class A Shares had a total return of 3.08%, based on net asset value. The Fund’s returns surpassed the Lehman Brothers Intermediate U.S. Aggregate Index’s1 six-month period total return of 0.16%. For Class A Shares, the Fund paid $0.33 in distributions per share during the six-month period ended December 31, 2005.

Clearly, the Fund benefited from our substantial allocation to adjustable rate bonds. The floating or adjustable rate structure of the issues allows them to maintain their principal value as interest rates push higher while fixed rate bonds will tend to decline in value. A further benefit of adjustable rate bonds in a rising rate environment is higher coupon rates at each reset date and, as we have mentioned many times before, our primary objective is to be as productive as possible from an income perspective.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

Although we expect more rate increases in the near future, the larger challenge will be to anticipate the time when the Federal Reserve begins to contemplate reversing course. Our concern is that lower rates will present more difficult challenges for income production than higher rates and will require a shift to fixed rate and longer duration assets at some point during 2006.

James C. Kelsoe, Jr., CFA Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

(1)	The Lehman Brothers Intermediate U.S. Aggregate Index covers securities in the intermediate maturity range of the Lehman Brothers Aggregate Index. The Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO STATISTICS†

AS OF DECEMBER 31, 2005

Average Credit Quality	A-
Current Yield	6.56%
Yield to Maturity	7.62%
Duration	3.52 Years
Average Effective Maturity	4.70 Years
Total Number of Holdings	158

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF DECEMBER 31, 2005

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Government Guaranteed	3.1%	A-	8.9%
AAA	7.4%	BBB+	5.5%
AA	4.7%	BBB	29.8%
AA-	2.0%	BBB-	20.4%
A+	3.6%	BB+ or Lower	4.5%
A	3.9%	Not Rated	6.2%

		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF DECEMBER 31, 2005

% OF TOTAL INVESTMENTS
Collateralized Mortgage Obligations	14.8%
Collateralized Debt Obligations	14.6%
Corporate Bonds	14.2%
Home Equity Loans	12.3%
Equipment Leases	11.5%
Commercial Loans	6.5%
Short-Term Investments	5.8%
Franchise Loans	5.3%
Government Agency Securities	4.6%
Other	4.6%
Certificate-Backed Obligations	3.1%
Small Business Loans	2.7%

†	The Fund’s composition is subject to change.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Bond Fund—Class A Shares from the commencement of investment operations on March 22, 1999 to December 31, 2005 compared to the Lehman Brothers Intermediate U. S. Aggregate Index1.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Bond Fund—Class C Shares from the commencement of investment operations on March 22, 1999 to December 31, 2005 compared to the Lehman Brothers Intermediate U. S. Aggregate Index1.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Bond Fund—Class I Shares from the commencement of investment operations on March 22, 1999 to December 31, 2005 compared to the Lehman Brothers Intermediate U. S. Aggregate Index1.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005	SIX MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[2]
CLASS A SHARES**	1.02%	3.13%	7.27%	7.43%
(EXCLUDING SALES LOAD)	3.08%	5.23%	7.71%	7.75%
CLASS C SHARES***	1.87%	3.82%	7.31%	7.37%
(EXCLUDING CDSC)	2.90%	4.87%	7.31%	7.37%
CLASS I SHARES	3.21%	5.49%	7.95%	8.02%
LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE INDEX[1]	0.16%	2.01%	5.50%	5.72%
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.00%.
***	Reflects the maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 800-564-2188. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

(1)	The Lehman Brothers Intermediate U. S. Aggregate Index covers securities in the intermediate maturity range of the Lehman Brothers Aggregate Index. The Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U. S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 22, 1999.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Investment Grade–51.1% of Net Assets
	Auto Dealerships–0.5%
2,839,153	Falcon Franchise 2003-1 A, 4.856% 1/5/25 (a)	$2,780,624

	Certificate-Backed Obligations–1.3%
5,857,557	Legacy Benefits 2004-1 A, 5.35% 2/10/39 (a)	5,495,912
2,000,000	South Street 2000-1 A3L, 5.18% 5/30/12	1,880,000

		7,375,912

	Collateralized Debt Obligation–13.7%
6,500,000	Alesco Preferred Funding 8A D1, 6.854% 12/23/35 (a)	6,488,300
5,000,000	Arlington Street 1A A3, 7.86% 6/10/12 (a)	5,225,000
3,000,000	Baker Street 2005-1A D, 6.357% 12/15/18 (a)	2,929,500
6,300,964	Diversified Asset Securitization 1A A1, 7.873% 9/15/35	6,663,270
5,000,000	E-Trade 2002-1A B, 5.215% 10/8/37 (a)	4,650,000
3,000,000	E-Trade 2003-1A PSC, 11.50% 2/10/37 (a)	3,300,000
6,393,699	E-Trade 2004-1A COM1, 2.00% 1/10/40	6,457,636
8,000,000	Palmer Square 2A CN, Zero Coupon Bond 11/2/45 (a)	7,960,000
2,400,000	Restructured Asset Backed 2003-3A A3, 4.50% 1/29/22 (a)	2,060,976
7,000,000	Static Repackaging Trust 2005-1A D, 7.879% 3/27/40 (a)	7,000,000
5,000,000	Taberna Preferred Funding 2005-3A D, 6.727% 2/5/36 (a)	5,000,000
8,000,000	US Capital Funding 2005-4A B1, 5.701% 12/1/39 (a)	8,000,000
5,000,000	Magmo CDO 1A B2, 6.60% 11/15/12 (a)	4,625,000
2,000,000	Liberty Square 2001-2X C, 6.77% 6/15/13	1,625,000
5,000,000	Charles River CDO 1X BV, 7.487% 12/9/37	4,900,000

		76,884,682

	Commercial Loans–5.6%
6,000,000	Banc of America 2005-MIB1 L, 7.21% 3/15/22 (a)	5,690,580
	Bear Stearns Mortgage 2000-WF1 X, 0.226% 2/15/32 interest-only strips	1,204,877
	Commercial Capital 3A X, 3,087.036% 2/15/09 interest-only strips (a)	1,949,729
6,800,000	Commercial Mortgage 2002-FL7 G, 6.219% 11/15/14 (a)	6,814,266
	FFCA Secured Lending 1998-1, 1.469% 10/18/25 interest-only strips (a)	326,330
4,000,000	GMAC Commercial Mortgage 2004-C3 H, 5.406% 12/10/41 (a)	3,703,960
1,930,720	Greenwich Capital 2003-FL1 M, 6.261% 7/5/18 (a)	1,924,947
528,991	Heller Mortgage 1999-PH1 A1, 6.50% 5/15/31	531,573
	Legg Mason 2003-20 A, 4.856% 7/25/21 interest-only strips (a)	504,624
	Merrill Lynch Mortgage 1998-C1, 0.823% 11/15/26 interest-only strips	2,988,701
2,788,000	Morgan Stanley Capital 2003-IQ5 G, 5.837% 4/15/38 (a)	2,729,257
	Nomura Asset 1996-MD5 CS1, 1.386% 4/13/39 interest-only strips	9,991
	Salomon Brothers Mortgage 2001-C2 X1, 0.463% 11/13/11 interest-only strips (a)	2,792,068

		31,170,903

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Investment Grade (continued)
	Credit Cards–3.2%
3,000,000	North Street 2000-1A B, 5.293%, 4/28/11 (a)	$2,043,750
12,299,000	North Street 2000-1A B, 4.73% 10/30/11 (a)	10,823,120
5,000,000	Curzon Funding HZ05-1 D, 6.493% 2/1/95	4,962,500

		17,829,370

	Equipment Leases–8.5%
20,511,405	Aerco Limited 2A A3, 4.829% 7/15/25 (a)	16,409,124
10,703,976	Aircraft Finance Trust 1999-1A a2, 4.869% 5/15/24	9,847,658
4,516,057	Airplanes Pass Through Trust 1R A8, 4.744% 3/15/19	4,278,964
15,000,000	Aviation Capital 2000-1A A1, 4.849% 11/15/25 (a)	12,214,650
16,000,000	United Capital Aviation Trust 2005-1 B1A, Zero Coupon Bond 7/15/31 (a)	4,640,000

		47,390,396

	Franchise Loans–4.5%
962,010	Atherton Franchisee 1998-A A2, 6.72% 5/15/20 (a)	992,674
1,000,000	Atherton Franchisee 1998-A B, 6.85% 5/15/20 (a)	943,962
8,837,998	Atherton Franchisee 1999-A A2, 7.23% 4/15/12 (a)	9,130,005
	FMAC Loan Trust 1997-A AX, 2.168% 4/15/19 interest-only strips (a)	954,518
	FMAC Loan Trust 1997-C AX, 2.254% 12/15/19 interest-only strips (a)	199,177
	Franchise Loan Trust 1998-I AX, 1.711% 7/15/20 interest-only strips (a)	2,089,563
3,526,785	Peachtree Franchise 1999-A A1, 6.680% 1/15/21 (a)	3,573,187
5,000,000	Peachtree Franchise 1999-A A2, 7.22% 1/15/21 (a)	4,796,750
	Peachtree Franchise 1999-A AX, 0.851% 1/15/21 interest-only strips (a)	2,468,704

		25,148,540

	Home Equity Loans (Non-High Loan-To-Value)–10.9%
679,917	Aames Mortgage Trust 2001-3 B, 7.13% 11/25/31	659,520
2,434,000	Ace Securities 2004-IN1 M6, 7.879% 5/25/34	2,466,282
4,114,000	Ace Securities 2004-RM1 B2, 7.879% 7/25/34 (a)	3,702,600
5,000,000	Ace Securities 2005-HE2 M10, 7.629% 4/25/35	4,514,700
4,663,000	Ace Securities 2005-RM2 M11, 7.379% 6/25/35	3,881,948
2,603,285	Asset Securitization 2003-HE1 M4, 8.869% 1/15/33	2,590,269
3,000,000	Conseco Finance 2002-C BF1, 8.00% 6/15/32	3,047,778
4,200,000	Fremont NIM Trust 2004-2 N2, 5.926% 7/25/34 (a)	4,200,000
3,375,000	Lake Country Mortgage 2005-HE1 M8, 7.629% 12/25/32 (a)	3,308,040
3,000,000	Long Beach Holdings 2005-1 N2, 6.17% 2/25/35 (a)	3,000,000
3,009,000	Master Securities 2004-HE1 M11, 7.879% 9/25/34	2,866,072
2,982,000	Meritage Mortgage Loan Trust 2005-3 B2, 7.379% 1/25/36 (a)	2,416,344
3,927,985	Morgan Stanley 2002-NC3 B1, 6.479% 8/25/32	3,953,753
2,000,000	NovaStar Home Equity 2004-3 B4, 7.879% 12/25/34	1,940,000
4,000,000	NovaStar Home Equity 2005-2 M11, 7.379% 10/25/35	3,592,520

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Investment Grade (continued)
	Home Equity Loans (Non-High Loan-To-Value) (continued)
3,853,000	Renaissance Home Equity 2003-3 M6, 6.25% 12/25/33	$3,818,015
130,060	Sharps Trust 2003-6HEN N, 7.25% 11/25/33 (a)	130,031
11,830	Sharps Trust 2003-HE1N N, 6.90% 11/25/33 (a)	11,829
3,500,000	Soundview 2005-A M11, 7.379% 4/25/35 (a)	3,094,210
8,050,000	Terwin Mortgage 2005-5SL B3, 5.50% 2/25/35 (a)	7,833,294

		61,027,205

	Home Improvement Loans–0.2%
1,240,000	Green Tree Home Improvement 1996-C HEB1, 8.15% 6/15/27	1,241,638

	Small Business Loans–2.7%
4,528,845	ACLC Business Trust 1998-2 A3, 6.686% 4/15/20 (a)	4,446,945
1,461,285	ACLC Business Trust 1999-1 A2, 6.94% 8/15/20 (a)	1,459,442
4,999,691	ACLC Business Trust 1999-2 B, 8.745% 1/15/21 (a)	5,086,286
	United Capital Markets 2003-A NOTE, 2.30% 11/8/27 interest-only strips (a)	4,001,051

		14,993,724

	Total Asset Backed Securities–Investment Grade (cost $285,921,270)	285,842,994

Asset Backed Securities–Non-Investment Grade–9.6% of Net Assets
	Auto Dealerships–0.2%
1,000,000	Falcon Franchise Loan 2003-1 D, 7.836% 1/5/25 (a)	879,210

	Certificate-Backed Obligations–1.8%
10,000,000	Preferred Term Securities XIX, 6.07% 12/22/35 (a)	9,966,700

	Collateralized Debt Obligation–0.9%
5,200,000	MKP 4A CS, 2.00% 7/12/40 (a)	5,148,000

	Commercial Loans–0.9%
1,687,935	Chase Commercial Mortgage 2000-FL1A E, 6.16% 12/12/13 (a)	1,687,411
3,750,000	Lehman Brothers 2002-LLFA L, 5.768% 6/14/17 (a)	3,703,151

		5,390,562

	Equipment Leases–3.1%
10,000,000	Aircraft Finance Trust 1999-1A A1, 4.849% 5/15/24	6,375,000
16,000,000	Lease Investment Flight Trust 1 A1, 4.759% 7/15/31	10,880,000

		17,255,000

	Franchise Loans–0.8%
	Captec Franchise 1999-1 A, 1.119% 10/25/18 interest-only strips (a)	1,921,892
	FMAC Loan Trust 1997-B AX, 2.938% 9/15/19 interest-only strips (a)	477,426
	FMAC Loan Trust 1998-CA AX, 1.837% 9/15/18 interest-only strips (a)	2,087,598

		4,486,916

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Non-Investment Grade (continued)
	Home Equity Loans (Non-High Loan-To-Value)–1.4%
2,360,693	Aames Mortgage Trust 2001-2 B, 7.367% 8/25/31	$1,062,312
1,995,428	Delta Funding Home Equity 2000-1 B, 8.09% 5/15/30	1,858,302
4,000,000	Merrill Lynch Mortgage 2005-SL1 B5, 7.879% 6/25/35 (a)	3,568,840
1,460,417	Sharps Trust 2005-HE1N NB, 10.00% 2/25/35 (a)	1,387,221

		7,876,675

	Manufactured Housing Loans–0.5%
2,000,000	Conseco Finance 2002-2 M2, 9.163% 3/1/33	1,219,612
4,000,000	Oakwood Mortgage 2001-B A2, 4.744% 3/15/18 (a)	1,225,099
300,000	UCFC Manufactured Housing 1996-1 M, Zero Coupon Bond 1/15/28	189,000

		2,633,711

	Total Asset Backed Securities–Non-Investment Grade (cost $56,138,723)	53,636,774

Corporate Bonds–Invesment Grade–13.2% of Net Assets
	Consumer Goods–0.8%
5,000,000	Deluxe, 5.00% 12/15/12	4,245,745

	Electronics–0.9%
5,000,000	Ametek, 7.20% 7/15/08	5,209,090

	Finance–0.9%
1,197,000	Countrywide Capital, 8.00% 12/15/26	1,224,669
4,000,000	SLM, 5.62% 1/31/14	3,941,800

		5,166,469

	Hotels–0.3%
1,500,000	Hospitality Properties, 7.00% 3/1/08	1,554,030

	Insurance–0.6%
3,500,000	Principal Life, 4.90% 3/1/12	3,348,170

	Investment Companies–0.9%
5,000,000	Reg Diversified Funding, 5.52% 1/25/36 (a)	5,000,000

	Materials–1.4%
3,000,000	Ispat Inland, 9.75% 4/1/14	3,397,500
4,910,000	Sappi Papier Holding, 6.75% 6/15/12 (a)	4,689,084

		8,086,584

	Medical–0.6%
3,250,000	Millipore, 7.50% 4/1/07	3,332,687

	Retail–1.0%
5,550,000	Autozone, 4.75% 11/15/10	5,326,218

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Corporate Bonds–Invesment Grade (continued)
	Special Purpose Entity–5.4%
4,000,000	Preferred Term Securities, 8.19% 12/11/32 (a)	$4,130,000
4,000,000	Incaps Funding II, 6.05% 1/15/34 (a)	3,960,000
490,339	MM Community Funding I, 8.03% 6/15/31 (a)	566,384
2,000,000	Preferred Term Securities XVII, 5.18% 6/23/35 (a)	2,007,500
5,000,000	Preferred Term Securities XVIII, 5.57% 9/23/35 (a)	5,012,500
7,000,000	Rally CDO, 5.53%, 3/30/10 (a)	6,930,000
7,500,000	Hybrid Capital, 8.00% B4/29/49	7,763,100

		30,369,484

	Technology–0.4%
2,000,000	NCR, 7.125% 6/15/09	2,092,086

	Total Corporate Bonds–Investment Grade (cost $74,708,353)	73,730,563

Corporate Bonds–Non-Invesment Grade–1.0% of Net Assets
	Automotives–1.0%
4,000,000	Ford Motor Credit, 6.625% 6/16/08	3,628,224
2,000,000	Navistar International, 9.375% 6/1/06	2,030,000

	Total Corporate Bonds–Non-Investment Grade (cost $6,010,368)	5,658,224

Mortgage Backed Securities–Investment Grade–13.2% of Net Assets
	Collateralized Mortgage Obligation–13.2%
4,950,000	Aames Mortgage 2005-2 B3, 7.379% 7/25/35	4,090,185
243,983	Argent NIM Trust 2004-WN10 A, 4.212% 11/25/34 (a)	243,500
7,000,000	Citigroup Mortgage 2004-OPT1 M13, 6.879% 10/25/34	6,370,000
6,778,000	First Franklin Mortgage 2004-FF11 M10, 7.629% 1/25/35	6,303,540
3,650,000	First Franklin Mortgage 2004-FF5 M8, 7.379% 8/25/34	3,558,750
3,000,000	First Franklin Mortgage 2004-FF5 N4, 8.353% 8/25/34 (a)	3,030,000
4,000,000	Greenpoint Manufactured Housing 2005-HE1 M-8, 6.10% 9/25/34	3,962,520
	Harborview Mortgage 2003-2 1X, 1.33% 10/19/33 interest-only strips	485,791
	Harborview Mortgage 2004-1 X, 1.10% 4/19/34 interest-only strips	399,555
	Harborview Mortgage 2004-8 X, 1.253% 11/19/34 interest-only strips	968,679
4,999,787	Harborview Mortgage 2005-9 B9, 6.12% 6/20/35	4,771,696
3,999,829	Harborview Mortgage 2005-9 B10, 6.12% 6/20/35	3,289,859
1,729,532	Long Beach Mortgage 2001-1 M2, 5.37% 4/21/31	1,625,760
4,329,662	Long Beach Mortgage 2001-4 M2, 6.029% 3/25/32	4,190,052
3,000,000	Long Beach Mortgage 2004-4 M10, 7.379% 10/25/34	3,037,500
	Mellon Residential 2004-TBC1 X, 0.321% 2/26/34 interest-only strips (a)	1,088,248
4,500,000	Meritage Mortgage 2004-2 M10, 7.879% 1/25/35	4,230,000
5,000,000	Meritage Mortgage 2005-2 M11, 7.379% 11/25/35	4,135,150
3,750,000	Park Place Securities 2005-WHQ2 M11, 6.879% 5/25/35	3,075,000

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Mortgage Backed Securities–Investment Grade (continued)
	Collateralized Mortgage Obligation (continued)
2,000,000	Park Place Securities NIM Trust 2004-MCWNI B, 7.385% 9/25/34 (a)	$2,000,000
2,452,868	SACO I 2000-3A 1B3, 7.823% 9/25/40 (a)	2,460,891
1,605,550	Sail Net Interest Margin Notes 2004-5A B, 6.75% 6/27/34 (a)	1,609,564
321,281	Salomon Brothers Mortgage 2000-1 B1, 9.00% 3/25/22	320,169
3,000,000	Soundview 2005-OPT1 M10, 7.629% 6/25/35	2,863,590
2,000,000	Soundview 2005-OPT1 M9, 7.629% 6/25/35	1,900,000
1,426,084	Structured Asset 1999-SP1, 9.00% 5/25/29	1,414,948
3,000,000	Structured Asset 2004-8 B2, 5.00% 9/25/34	2,670,000

	Total Mortgage Backed Securities–Investment Grade (cost $81,112,522)	74,094,947

Mortgage Backed Securities–Non-Investment Grade–1.6% of Net Assets
	Collateralized Mortgage Obligation–1.6%
5,782,528	Long Beach Mortgage 2001-2 M2, 5.329% 7/25/31	5,267,467
3,725,000	Sasco Net Interest Margin Trust 2003-BC2 N3, 10.00% 2/27/33 (a)	3,762,250

	Total Mortgage Backed Securities–Non-Investment Grade (cost $3,610,333)	9,029,717

Government Agency Securities–4.6% of Net Assets
	Fannie Mae 1997-M6, 0.871% 3/17/37 interest-only strips (c)	456,009
	Fannie Mae 1999-M3 N, 0.794% 6/25/38 interest-only strips (c)	956,380
3,000,000	Federal Home Loan Bank, 4.075% 3/1/07	2,997,741
	GNMA 2001-44, 0.782% 7/16/41 interest-only strips	1,213,747
	GNMA 2002-28, 1.164% 1/16/42 interest-only strips	682,625
	GNMA 2003-59 XA, 0.62% 6/16/34 interest-only strips	2,510,380
	GNMA 2003-7 IP, 5.50% 10/16/25 interest-only strips	18,675
227,102	Small Business Administration 1994-20J 1, 8.30% 10/1/14	240,950
154,643	Small Business Administration 1997-20D 1, 7.50% 4/1/17	163,114
86,190	Small Business Administration 2000-20B 1, 7.73% 2/1/20	93,140
141,283	Small Business Administration 2000-20D 1, 7.47% 4/1/20	151,123
2,140,947	Small Business Administration 2001-20J 1, 5.76% 10/1/21	2,206,535
7,209,006	Small Business Administration 2003-20E 1, 4.64% 5/1/23	7,065,345
666,206	Small Business Investment Companies 2000-P10A 1, 8.017% 2/10/10	711,760
850,500	Small Business Investment Companies 2001-P10B 1, 6.344% 8/1/11	884,180
1,708,177	Small Business Investment Companies 2002-P10A 1, 6.03% 2/10/12	1,767,963
1,516,676	Small Business Investment Companies 2003-P10A 1, 4.524% 2/10/13	1,534,209
2,106,365	Small Business Investment Companies 2004-P10A 1, 4.504% 2/10/14	2,106,365

	Total Government Agency Securities (cost $29,314,685)	25,760,241

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Eurodollar Time Deposits–5.8% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated December 30, 2005, 3.40%, maturing at $32,597,310 on January 3, 2006.	$32,585,000

	Total Investments–100.1% of Net Assets (cost $569,401,254)	560,338,460

	Other Assets and Liabilities, net–(0.1%) of Net Assets	(63,493)

	Net Assets	$560,274,967

(a)	The security is exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, the security has been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

(b)	See Note 3 of accompanying Notes to Financial Statements regarding investment valuations.

(c)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U. S. government.

(See	Accompanying Notes to the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select High Income Fund seeks a high level of income by investing in below investment grade bonds (commonly referred to as “junk bonds”). The Fund seeks capital growth as a secondary objective when consistent with the Fund’s primary objective. The Fund invests primarily in below investment-grade bonds rated CCC or better (or a comparable rating) by at least one nationally recognized statistical rating agency at the time of purchase, or if unrated, determined by the Fund’s investment adviser to be of comparable quality. The types of debt securities in which the Fund invests include corporate bonds, debentures, notes, mortgage-backed and other asset-backed securities, convertible debt securities of domestic and foreign corporations, and municipal and foreign government obligations, and the Fund may also invest up to 20% of its assets in foreign debt and also equity securities, including common stock, preferred stock and convertible preferred securities. The average effective maturity of the Fund’s portfolio will generally be between three and fifteen years. The Fund is closed to new investors.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended December 31, 2005, Regions Morgan Keegan Select High Income Fund’s Class A Shares had a total return of 4.24%, based on net asset value. The Fund’s returns surpassed the Lehman Brothers Ba U.S. High Yield Index’s1 six-month period total return of 0.06%. For Class A shares, the Fund paid $0.69 in distributions per share during the six-month period ended December 31, 2005.

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

Total return results were under pressure for virtually all major asset categories for all of 2005 primarily due to eight consecutive increases in the Federal Funds rate during the year. Rising interest rates have historically presented very difficult markets for virtually all financial assets. The Fund’s 4%+ return for the six-month period was due to our focus on income. Only the energy sector produced any meaningful capital appreciation during the period, and the gain for those energy related companies often came at the expense of other industries sensitive to the cost of energy, like transportation.

Our observations continue to support reasonably strong economic growth in the U.S. with the Federal Reserve increasing short-term rates 25-30 basis points during the first half of 2006.

Market conditions will likely remain difficult with adjustable rate bonds and economically sensitive issues performing better. In our opinion, credit sensitive issues in both the asset-backed and corporate arena present attractive opportunities; however, meaningful capital gains will likely be delayed until a more favorable outlook for short-term interest rates materializes.

James C. Kelsoe, Jr., CFA Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

(1)	The Lehman Brothers Ba U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO STATISTICS†

AS OF DECEMBER 31, 2005

Average Credit Quality	BB-
Current Yield	11.62%
Yield to Maturity	11.80%
Duration	3.64 Years
Average Effective Maturity	4.85 Years
Total Number of Holdings	285

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF DECEMBER 31, 2005

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	2.6%	B	10.8%
AA	0.5%	CCC	22.5%
A	2.0%	CC	0.7%
BBB	18.8%	D	3.3%
BB	25.7%	Not Rated	13.1%

		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF DECEMBER 31, 2005

% OF TOTAL INVESTMENTS
Corporate Bonds	24.5%
Equipment Leases	22.5%
Collateralized Mortgage Obligations	13.8%
Home Equity Loans	9.1%
Common Stock	8.4%
Collateralized Debt Obligations	4.9%
Franchise Loans	4.5%
Commercial Loans	3.9%
Certificate Backed Obligations	3.1%
Manufactured Housing Loans	2.0%
Short Term Investments	1.6%
Preferred Stock	1.0%
Other	0.7%

†	The Fund’s composition is subject to change.

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select High Income Fund—Class A Shares from the commencement of investment operations on March 22, 1999 to December 31, 2005 compared to the Lehman Brothers Ba U.S. High Yield Index.1

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select High Income Fund—Class C Shares from the commencement of investment operations on March 22, 1999 to December 31, 2005 compared to the Lehman Brothers Ba U.S. High Yield Index.1

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select High Income Fund—Class I Shares from the commencement of investment operations on March 22, 1999 to December 31, 2005 compared to the Lehman Brothers Ba U.S. High Yield Index.1

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2005	SIX MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[2]
CLASS A SHARES**	1.63%	4.98%	12.88%	12.92%
(EXCLUDING SALES LOAD)	4.24%	7.67%	13.45%	13.34%
CLASS C SHARES***	2.93%	5.96%	12.89%	12.78%
(EXCLUDING CDSC)	3.97%	7.03%	12.89%	12.78%
CLASS I SHARES	4.36%	7.83%	13.73%	13.61%
LEHMAN BROTHERS BA U.S. HIGH YIELD INDEX[1]	0.06%	2.88%	8.25%	6.82%
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.50%.
***	Reflects the maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 800-564-2188. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

(1)	The Lehman Brothers Ba U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index is unmanaged, and unlike the fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 22, 1999.

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Investment Grade–9.5% of Net Assets
	Collateralized Bond Obligation–1.7%
10,550,000	Commodore 1A C, 7.14% 2/28/37 (a)	$6,646,500
5,000,000	Palmer Square 2A CN, Zero Coupon Bond 11/2/45 (a)	4,975,000
7,500,000	Silver Leaf IA D1FX, 11.54% 5/15/13 (a)	7,893,750

		19,515,250

	Commercial Loans–0.4%
	Asset Securitization 1996-D2 ACS2, 1.431% 2/14/29 interest-only strips	71,158
	Atherton Franchisee 1999-A AX, 2.892% 3/15/19 interest-only strips (a)	1,095,050
	Merrill Lynch Mortgage 1998-C1, 0.823% 11/15/26 interest-only strips	3,356,414

		4,522,622

	Equipment Leases–4.7%
36,014,210	Aerco Limited 2A A3, 4.829% 7/15/25 (a)	28,811,368
38,000,000	Lease Investment Flight Trust 1 A1, 4.759% 7/15/31	25,840,000

		54,651,368

	Franchise Loans–0.9%
	FMAC Loan Trust 1997-A AX, 2.167% 4/15/19 interest-only strips (a)	1,831,783
	FMAC Loan Trust 1997-C AX, 2.254% 12/15/19 interest-only strips (a)	796,710
	FMAC Loan Trust 1998-CA AX, 1.836% 9/15/18 interest-only strips (a)	3,003,747
	Franchise Loan Trust 1998-I AX, 1.711% 7/15/20 interest-only strips (a)	4,792,958

		10,425,198

	Home Equity Loans (Non-High Loan-To-Value)–1.8%
6,000,000	Ace Securities 2004-HE2 B1, 7.879% 10/25/34	5,640,000
3,000,000	Ace Securities 2004-HE4 M11, 7.879% 12/25/34	2,807,820
2,250,000	Ameriquest Mortgage 2003-8 MV6, 8.129% 10/25/33	2,289,157
2,000,000	Conseco Finance 2002-C BF1, 8.00% 8/15/32	2,031,852
5,527,000	Merrill Lynch 2005-M1, 6.379% 5/25/36	4,447,466
4,000,000	Soundview 2005-A B1, 7.379% 4/25/35 (a)	3,412,520

		20,628,815

	Total Asset Backed Securities–Investment Grade (cost $108,401,253)	109,743,253

Asset Backed Securities–Non-Investment Grade–40.1% of Net Assets
	Certificate-Backed Obligations–3.0%
2,000,000	Emerald Island 1A III, 8.25% 5/24/11 (a)	1,691,260
7,350,000	Halyard CBO 1A B, 5.54% 3/24/10 (a)	4,501,875
6,000,000	INCAPS Funding II, 1/15/34 (a)(e)	5,820,000
2,000,000	Loomis Sayles 2A C, 10.84% 9/25/13 (a)	1,915,000

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Non-Investment Grade (continued)
	Certificate-Backed Obligations (continued)
6,189,000	MM Community Funding IX, 5/1/33 (a)(e)	$4,827,420
1,000,000	MM Community Funding, 8/1/31 (a)(e)	850,000
3,000,000	Preferred Term Securities II, 5/22/33 (a)(e)	3,198,690
2,215,000	Preferred Term Securities XVIII, 9/23/35 (a)(e)	2,170,700
2,000,000	TPREF Funding I, 10/15/32 (a)(e)	1,460,000
1,300,000	TPREF Funding II, 11/15/32 (a)(e)	1,092,000
3,000,000	TPREF Funding III, 1/15/33 (a)(e)	2,640,000
3,000,000	US Capital Funding I, 5/1/34 (a)(e)	2,880,000
3,000,000	Wilbraham CBO Ltd 1A A2, 4.46% 7/13/12 (a)	2,272,500

		35,319,445

	Collateralized Debt Obligation–3.1%
1,500,000	AIMCO 2000-AA D, 10.498% 8/22/12 (a)	1,370,625
5,000,000	Baker Street 2005-1A, 9.457% 12/15/18 (a)	4,948,000
3,328,167	Cigna CDO 2000-1A B1, 5.70% 8/28/12 (a)	2,498,222
9,000,000	Diversified Asset Securitization Holdings2 1A B1, 9.712% 9/15/35 (a)	4,297,500
4,600,000	Dryden CDO 2001, 7.50% 10/20/45 (a)	4,160,148
5,914,622	Hewett’s Island 2004-1A COM, 9.00% 12/15/16	5,914,622
2,100,000	Liberty Square 2001-1X C, 5.00% 8/15/16	1,706,250
4,000,000	North Street 2000-2A, 5.44% 10/30/11 (a)	2,800,000
7,000,000	Stanfield 2A D1, 10.25% 4/15/15 (a)	6,877,500
2,000,000	Valeo 3A B1, 7.42% 12/15/13	1,515,000

		36,087,867

	Commercial Loans–3.5%
1,928,783	CS First Boston Mortgage 1995-WF1 G, 8.57% 12/21/27	1,851,824
4,000,000	CS First Boston Mortgage 1998-C, 6.75% 11/11/30 (a)	3,322,520
11,000,000	Enterprise Mortgage 1998-1 A3, 6.63% 1/15/25 (a)	7,590,000
31,284,428	Enterprise Mortgage 2000-1 A2, 7.435% 1/15/27 (a)	18,301,390
10,000,000	Merrill Lynch Mortgage 1998-C1 F, 6.25% 11/15/26	5,960,800
3,692,774	Rite Aid 1999-1A A1, 6.795% 7/2/16 (a)	3,212,713

		40,239,247

	Equipment Leases–17.5%
1,129,290	Aerco 1X B1, 4.694% 7/15/23	739,685
7,267,033	Aerco 1X C1, 5.719% 7/15/23	2,579,797
5,054,989	Aerco 2A B2, 5.149% 7/15/25 (a)	2,009,358
65,500,000	Aircraft Finance Trust 1999-1A A1, 4.849% 5/15/24	41,756,250
41,000,000	Airplane Repackaged Security 2004-1, Zero Coupon Bond 6/16/31 (a)	2,665,000
65,000,000	Airplanes Pass Through Trust 2001-1A A9, 4.919% 3/15/19	35,343,750
3,046,526	DVI Receivables 2001-2 A3, 3.519% 11/8/31	2,574,314
5,852,907	DVI Receivables 2001-2 A4, 4.613% 11/11/09	4,887,177

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Non-Investment Grade (continued)
	Equipment Leases (continued)
22,348,024	DVI Receivables 2002-1 A3A, 4.71% 6/11/10	$15,867,097
3,707,381	DVI Receivables 2003-1 A3A, 4.86% 3/14/11	3,118,834
6,152,900	Pegasus Aviation Lease 1999-1A A1, 6.30% 3/25/29 (a)	2,968,774
54,000,000	Pegasus Aviation Lease 1999-1A A2, 6.30% 3/25/29 (a)	25,785,000
5,000,000	Pegasus Aviation Lease 2000-1 A2, 8.37% 3/25/30 (a)	3,175,000
40,000,000	Pegasus Aviation Lease 2001-1A A1, 4.84% 5/10/31 (a)	20,800,000
14,000,000	Pegasus Aviation Lease 2001-1A A2, 4.94% 5/10/31 (a)	7,280,000
36,835,235	Pegasus Aviation Lease 2001-1A A3, 5.04% 3/10/14 (a)	29,145,880
10,552,752	Pegasus Aviation Lease 2001-1A B1, 5.86% 5/10/31 (a)	1,371,858
3,517,584	Pegasus Aviation Lease 2001-1A B2, 7.27% 5/10/31 (a)	773,869

		202,841,643

	Franchise Loans–3.6%
3,444,108	Captec Franchise 1999-1 A2, 7.278% 4/25/11 (a)	3,261,639
3,679,000	Falcon Franchise Loan 2000-1 F, 6.50% 11/5/17 (a)	2,568,310
2,809,000	Falcon Franchise Loan 2001-1 E, 6.50% 1/5/23	1,886,721
2,000,000	Falcon Franchise Loan 2001-1 F, 6.50% 1/5/23	1,295,000
6,348,000	Falcon Franchise Loan 2003-1 F, 6.00% 1/5/25 (a)	3,742,717
21,042,164	FMAC Loan Trust 1996-B A1, 7.629% 11/15/18 (a)	16,128,819
7,882,210	FMAC Loan Trust 1996-B A2, 5.369% 11/15/18 (a)	5,399,314
	FMAC Loan Trust 1996-B AX, 2.622% 11/15/18 interest-only strips (a)	2,080,649
	FMAC Loan Trust 1997-B AX, 2.938% 9/15/19 interest-only strips (a)	1,732,591
	FMAC Loan Trust 1998-BA AX, 2.259% 11/15/20 interest-only strips (a)	3,468,144

		41,563,904

	Home Equity Loans (Non-High Loan-To-Value)–7.2%
6,468,000	Ace Securities 2004-HE4 B, 7.879% 12/25/34 (a)	5,433,120
7,000,000	Ace Securities 2005-HE5 B2, 7.379% 8/25/35 (a)	5,105,170
1,522,011	Ameriquest Finance 2004-FRN1 B, 8.50% 6/25/34 (a)	1,480,156
2,014,462	Conseco Finance 2001-A IB2, 10.30% 3/15/32	2,131,382
494,824	Conseco Finance 2001-C B2, 8.369% 8/15/33	474,571
4,967,085	Delta Funding Home Equity 1997-3 B1F, 7.65% 10/25/28	4,050,906
1,625,302	Delta Funding Home Equity 1999-3 B, 7.60% 1/15/30	486,843
7,000,000	Equifirst Mortgage 2004-2 B2, 7.779% 7/25/34 (a)	5,915,000
1,275,000	Equifirst Mortgage 2005-1 B3, 7.629% 4/25/35 (a)	1,048,688
2,000,000	Equifirst Mortgage 2005-1 B4, 7.629% 4/25/35 (a)	1,640,000
9,000,000	Fremont Home Equity 2005, 6.629% 7/25/35 (a)	6,277,500
3,620,500	Fremont NIM Trust 2005-2 N3, 7.5% 6/25/35 (a)	3,272,027
3,500,000	Greenwich 2005-1A N2, 4.15% 1/20/45 (a)	2,625,000
2,510,000	GSAMP Trust 2005-S1 B3, 6.75% 12/25/34	2,236,360
2,656,206	IMC Home Equity 1997-3 B, 7.87% 8/20/28	1,487,475
4,207,506	IMC Home Equity 1997-5 B, 7.59% 11/20/28	2,734,155

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Asset Backed Securities–Non-Investment Grade (continued)
	Home Equity Loans (Non-High Loan-To-Value) (continued)
3,750,000	Master NIM Trust 2004-CI4 N2, 9.00% 4/26/34 (a)	$3,750,000
8,028,000	Terwin Mortgage 2005-11SL B7, 5.00% 11/25/36 (a)	6,582,960
	Terwin Mortgage 2005-3SL B6, 11.50% 3/25/35 interest-only strips	8,405,600
15,000,000	Terwin Mortgage 2005-R1, 5.00% 12/28/36 (a)	10,800,000
9,000,000	Terwin Mortgage2005-7SL, 6.50% 7/25/35 (a)	7,841,250

		83,778,163

	Manufactured Housing Loans–2.0%
8,441,124	Conseco Finance 1999-6 M1, 7.96% 6/1/30 (a)	970,729
4,000,000	Conseco Finance 2001-1 M1, 7.535% 7/1/32	788,540
13,205,000	Green Tree Financial 1997-8 M1, 7.02% 10/15/27	8,788,363
4,000,000	Green Tree Financial 1999-5 M1, 10.50% 3/1/30 (a)	4,000,000
19,000,000	Madison Avenue Manufactured Housing 2002-A B2, 7.5% 3/25/32	5,700,000
5,250,000	Merit Securities 12-1 1M2, 8.35% 7/28/33	3,110,137

		23,357,769

	Recreational Equipment–0.2%
1,089,590	Green Tree Recreational Equipment 1996-B CTFS, 7.70% 7/15/18	1,002,422
1,316,076	Green Tree Recreational Equipment 1996-C CTFS, 7.65% 10/15/17	1,208,963

		2,211,385

	Total Asset Backed Securities–Non-Investment Grade (cost $480,800,207)	465,399,423

Corporate Bonds–Non-Investment Grade–24.3% of Net Assets
	Automotives–1.9%
1,350,000	Dana Corporation, 6.50% 3/1/09	1,080,000
7,400,000	Dana Corporation, 10.125% 3/15/10	6,327,000
1,900,000	Delphi Auto Systems, 7.125% 5/1/29 in default (c)	964,250
450,000	Exide Technology, 10.50% 3/15/13 (a)	319,392
2,150,000	Ford Motor, 9.215% 9/15/21	1,591,000
737,000	Ford Motor, 9.98% 2/15/47	574,860
8,500,000	General Motors, 8.375% 7/15/33	5,610,000
2,050,000	General Motors, 8.25% 7/15/23	1,317,125
4,475,000	Metaldyne Corporation, 10.00% 11/1/13 (a)	4,072,250

		21,855,877

	Business Services–2.5%
3,250,000	Comforce Operating, 12.00% 12/1/07	3,237,813
8,000,000	Continental Global, 9.00% 10/1/08	7,957,680
2,600,000	Danka Business, 11.00% 6/15/10	2,250,352
2,440,685	Danka Business, 4.34% 4/1/08	1,342,377
6,850,000	MSX International, 11.00% 10/15/07	6,815,750

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Business Services (continued)
4,850,000	MSX International, 11.375% 1/15/08	$3,395,000
4,500,000	Penton Media, 10.375% 6/15/11	4,078,125

		29,077,097

	Chemicals–1.1%
10,077,000	OM Group, 9.25% 12/15/11	9,850,267
2,350,000	Phibro Animal, 13.00% 12/1/07	2,431,005

		12,281,272

	Electronics–0.9%
10,215,000	Motors and Gears, 10.75% 11/15/06	9,806,400

	Energy–0.6%
1,050,000	Calpine, 9.875% 12/1/11 (a)	845,250
1,350,000	Transmeridian Exploration, 12.00% 12/15/10	1,349,907
5,500,000	United Refining, 10.50% 8/15/12 (a)	5,183,750

		7,378,907

	Finance–1.0%
4,512,000	Advanta Capital Trust I, 8.99% 12/17/26	4,557,120
2,250,000	Altra Industrial, 9.50% 12/1/11	2,182,500
4,950,000	Citisteel USA, 11.553% 9/1/10 (a)	4,925,250

		11,664,870

	Food–0.3%
6,625,000	Merisant, 9.50% 7/15/13 (a)	4,041,250

	Forestry–0.3%
4,000,000	Millar Western, 7.75% 11/15/13	2,980,000

	Health Care–0.9%
7,700,000	Insight Health, 9.875% 11/1/11	5,813,500
1,800,000	Interactive Health, 7.25% 4/1/11 (a)	1,444,500
3,445,000	Hanger Orthopedic Group, 10.375% 2/15/09	3,445,000

		10,703,000

	Investment Companies–0.7%
6,300,000	Rafaella Apparel, 11.25% 6/15/11 (a)	6,174,000
2,000,000	Reg Diversified Funding, Zero Coupon Bond 1/25/36 (a)	2,000,000

		8,174,000

	Manufacturing–5.7%
3,200,000	Ames True Temper, 10.00% 7/15/12	2,512,000
9,140,000	Consolidated Container, 10.125% 7/15/09	5,758,200
2,400,000	Constar International, 11.00% 12/1/12	1,752,000

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Manufacturing (continued)
7,900,000	Dura Operating, 9.00% 5/1/09	$4,463,500
5,350,000	Edgan Acquisitin Company, 9.875% 2/1/11	5,189,500
2,925,000	Edgen Corporation, 9.875% 2/1/11 (a)	2,888,028
5,400,000	GSI Group, 12.00% 5/15/13 (a)	5,508,000
2,200,000	Intermet, Zero Coupon Bond 6/15/09 (c) in default	734,250
10,570,000	MMI Products, 11.25% 4/15/07	9,935,800
4,500,000	Trimas Corporation, 9.875% 6/15/12	3,712,500
1,490,000	Vicap SA, 11.375% 5/15/07 (d)	1,404,325
6,875,000	Vitro S.A., 11.75% 11/1/13 (a)	6,496,875
8,147,000	Windmere-Durable, 10.00% 7/31/08	7,902,590
10,100,000	Wolverine Tube, 7.375% 8/1/08 (a)	7,549,750

		65,807,318

	Retail–2.5%
1,275,000	Di Giorgio Corporation, 10.00% 6/15/07	1,230,375
8,175,000	General Nutrition Center, 8.50% 12/1/10	7,030,500
3,050,000	Jo-Ann Stores, 7.50% 3/1/12	2,493,375
2,500,000	Nebraska Book Company, 8.625% 3/15/12	2,266,225
3,250,000	New World Restaurant, 13.00% 7/1/08	3,381,722
5,900,000	Star Gas Partner, 10.25% 2/15/13	5,826,250
7,750,000	Uno Restaurant, 10.00% 2/15/11 (a)	6,975,000

		29,203,447

	Special Purpose Entity–1.2%
14,500,050	Dow Jones CDX HY T4, 10.50% 12/29/09 (a)	14,210,049

	Telecommunications–3.4%
1,350,000	Adelphia Communications, 10.25% 6/15/11 in default (c)	810,000
1,025,000	Alestra SA, 8.00% 6/30/10	985,281
5,720,000	BARAK I.T.C., Zero Coupon Bond 11/15/07 (c)(d)	4,404,400
2,217,000	CCH I Holdings LLC, 10.00% 5/15/14 (a)	1,258,148
3,376,000	CCH I Holdings LLC, 11.75% 5/15/14 (a)	2,126,880
1,783,000	CCH I LLC, 11.00% 10/1/15 (a)	1,497,720
450,000	Charter Communication, Zero Coupon Bond 5/15/11 in default (c)	441,000
5,000,000	Charter, 10.00% 5/15/11 (a)	5,450,000
1,800,000	ICO North America, 7.50% 8/15/09	2,511,000
4,800,000	Level 3 Financing, 10.75% 10/15/11	4,260,000
7,485,000	Primus Telecommunications, 8.00% Bond 1/15/14	4,416,150
7,385,000	Rural Cellular, 9.75% Bond 1/15/10	7,458,850
3,975,000	Securus Technologies, 11.00% 9/1/11	3,378,750

		38,998,179

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount	Description	Market Value (b)
Corporate Bonds–Non-Investment Grade (continued)
	Tobacco–0.5%
9,305,000	North Atlantic Trading, 9.25% Bond 3/1/12	$6,141,300

	Transprtation–0.4%
5,300,000	Evergreen International, 12.00% 5/15/10	4,617,625

	Travel–0.4%
5,000,000	Worldspan Financial, 9.024% Bond 2/15/11 (a)	4,350,000

	Total Corporate Bonds–Non-Investment Grade (cost $299,728,425)	281,290,591

Mortgage Backed Securities–Investment Grade–1.5% of Net Assets
	Collateralized Mortgage Obligation–1.5%
2,330,026	First Franklin Mortgage 2003-FF5 N3, 10.00% 4/25/34 (a)	2,353,326
	Harborview Mortgage 2003-2 1X, 1.33% 10/19/33 interest-only strips	835,338
	Harborview Mortgage 2004-1 X, 1.10% 4/19/34 interest-only strips	799,110
	Harborview Mortgage 2004-8 X, 0.75% 11/19/34 interest-only strips	4,611,902
	Mellon Residential 2002-TBC2 X, 0.507% 8/15/32 interest-only strips	2,671,727
5,000,000	Park Place Securities 2004-MCW1 C, 10.00% 9/25/34 (a)	5,000,000
1,355,536	Structured Asset 2003-S A, 7.50% 12/28/33 (a)	1,357,230

	Total Mortgage Backed Securities–Investment Grade (cost $28,433,439)	17,628,633

Mortgage Backed Securities–Non-Investment Grade–12.0% of Net Assets
	Collateralized Mortgage Obligation–12.0%
4,000,000	Argent Securities 2004-W5 M7, 7.629% 4/25/34 (a)	3,685,000
7,800,000	First Franklin Mortgage 2004-FFH2 B2, 7.879% 6/25/34 (a)	6,942,000
11,000,000	First Franklin Mortgage 2004-FFH3 B2, 7.879% 9/15/34 (a)	9,680,000
373,215	First Nationwide Trust 2001-4 DB4, 7.696% 9/25/31	63,447
6,750,000	Greenwich Structured Arm Products 2005-2A N2, 3.10% 2/26/35 (a)	4,670,190
10,000,000	Greenwich Structured Arm Products 2005-3 N2, 2.00% 6/27/35 (a)	6,195,300
16,000,000	Greenwich Structured Arm Products 2005-4 N-2, Zero Coupon Bond 7/27/45 (a)	8,240,000
6,000,000	GSAMP Trust 2004-AR1 B5, 5.00% 6/25/34 (a)	4,860,000
11,000,000	Long Beach 2005-WL1, 7.50% 6/25/45 (a)	10,092,500
8,000,000	Long Beach 2005-WL1B, 7.129% 6/25/35 (a)	6,560,000
6,823,841	Long Beach Mortgage 2001-4 M3, 7.129% 3/25/32	2,797,775
8,000,000	Long Beach Mortgage 2004-2 B, 7.879% 6/25/34 (a)	7,400,000
5,200,000	Meritage Asset Holdings NIM 2005-2 N4, 7.50% 11/25/35 (a)	3,915,600
4,108,000	Meritage Mortgage 2004-2 B1, 7.629% 1/25/35 (a)	3,553,420
3,581,000	Meritage Mortgage 2004-2 B2, 7.629% 1/25/35 (a)	2,981,183
7,000,000	Option One 2005-4 M1, 6.879% 11/25/35	5,160,330
8,000,000	Park Place 2005-WCW3, 6.879% 8/25/35 (a)	6,560,000

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Principal Amount/ Shares	Description	Market Value (b)
Mortgage Backed Securities–Non-Investment Grade (continued)
	Collateralized Mortgage Obligation (continued)
7,250,000	Park Place 2005-WHQ1, 6.879% 3/25/35 (a)	$5,945,000
3,100,000	Park Place 2005-WHQ4, 6.879% 9/25/35 (a)	2,123,996
10,000,000	Park Place Securities 2005-WCW1 M11, 6.879% 6/25/35	7,842,000
3,150,000	Park Place Securities 2005-WHQ1 M10, 6.879% 3/25/35 (a)	2,808,918
5,307,000	People’s Choice Home Loan 2004-2 B, 5.00% 10/25/34	4,384,909
2,780,000	Soundview Home Equity Loan Trust 2005-1 B3, 7.629% 4/25/35 (a)	2,279,600
2,181,000	Soundview Home Equity Loan Trust 2005-2 B2, 7.629% 7/25/35 (a)	1,810,230
2,181,000	Soundview Home Equity Loan Trust 2005-2 B4, 7.379% 7/25/35 (a)	1,641,202
4,582,000	Soundview Home Equity Loan Trust2005-3 B2, 7.129% 6/25/35	3,596,870
4,000,000	Soundview Home Equity Loan Trust2005-B M14, 7.65% 5/25/35 (a)	3,244,800
7,252,000	Soundview Home Equity Loan Trust2005-OPT4, 6.879% 12/25/35	5,699,637
7,264,313	Structured Asset 1999-1 Note, 10.00% 8/25/28 (a)	5,157,662

	Total Mortgage Backed Securities–Non-Investment Grade (cost $141,897,583)	139,891,569

Government Agency Securities–0.1% of Net Assets
	GNMA 2001-44, 0.782% 7/16/41 interest-only strips	1,820,621

	Total Government Agency Securities (cost $3,086,530)	1,820,621

Municipal Securities–0.1% of Net Assets
1,815,000	Pima County Arizona IDA Health Care, 8.5% 11/15/32 in default (c)	905,413

	Total Municipal Securities (cost $1,136,203)	905,413

Common Stocks–8.3% of Net Assets
13,000	Alliance Capital Management Holding L.P.	734,370
41,500	Alpha Natural Resources, Inc. (c)	797,215
68,900	American Capital Strategies, Ltd.	2,494,869
18,900	Anthracite Capital, Inc.	199,017
32,700	Arthur J. Gallagher & Co.	1,009,776
108,000	ATI Technologies Inc. (c)	1,834,920
92,100	Bois d’Arc Energy LLC (c)	1,460,706
16,000	Caterpillar Inc.	924,320
19,600	Cemex, S.A. de C.V.	1,162,868
102,100	Cisco Systems, Inc. (c)	1,747,952
77,700	Citizens Communications Company	950,271
22,200	Companhia de Saneamento Básico do Estado de São Paulo	374,514
96,679	Consolidated Communications Illinois Holdings, Inc.	1,255,860
30,900	Cytec Industries Inc.	1,471,767
15,000	Deere & Company	1,021,650
20,000	Dell, Inc. (c)	599,000

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Shares	Description	Market Value (b)
Common Stocks (continued)
87,400	Direct General Corporation	$1,477,060
49,300	Dollar General Corporation	940,151
112,100	Education Realy Trust, Inc.	1,444,969
2,900	ENSCO International Incorporated	128,615
59,700	Enterprise Products Partners L.P.	1,433,397
88,900	FairPoint Communications, Inc.	921,004
19,500	Fording Canadian Coal Trust	674,115
78,500	Fred’s, Inc.	1,277,195
13,600	Gerdau AmeriSteel Corporation	76,704
384,450	InPhonic, Inc. (c)	3,340,871
62,325	Intel Corporation	1,555,632
83,864	Intermet Corporation (c)	838,640
200,300	International Coal Group, Inc. (c)	1,902,850
119,000	Iowa Telecommunications Services, Inc.	1,843,310
20,000	J.C. Penney Company, Inc.	1,112,000
31,300	Kinder Morgan Energy Partners, L.P.	1,496,766
18,800	KKR Financial Corp.	451,012
131,600	Korn/Ferry International (c)	2,459,604
22,000	L-3 Communications Holdings, Inc.	1,635,700
45,300	Lincoln Electric Holdings, Inc.	1,796,598
41,100	Lloyds TSB Group plc	1,389,180
34,100	Macquarie Infrastructure Company Trust	1,050,280
32,300	Magellan Midstream Partners, L.P.	1,041,029
30,900	Manpower, Inc.	1,436,850
68,200	Masco Corporation	2,058,958
220,900	MCG Capital Corporation	3,222,931
79,100	Microsoft Corporation	2,068,465
59,700	Mittal Steel Company N.V.	1,571,901
111,400	Nam Tai Electronics, Inc.	2,506,500
42,621	Ness Technologies, Inc. (c)	459,028
20,000	Patterson-UTI Energy, Inc.	659,000
25,200	PetroChina Company Limited	2,065,392
86,900	Regal Entertainment Group	1,652,838
30,300	Sasol Limited	1,079,892
45,430	Ship Finance International Limited	767,767
14,900	Stone Energy Corporation (c)	678,397
9,200	Superior Energy Services, Inc. (c)	193,660
207,800	Taiwan Semiconductor Manufacturing Company Ltd.	2,059,298
233,329	Technology Investment Capital Corporation (c)	3,523,268
39,700	Teva Pharmaceutical Industries Limited	1,707,497
48,300	The Home Depot, Inc.	1,955,184
31,800	Tidewater, Inc.	1,413,828

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

Shares	Description	Market Value (b)
Common Stocks (continued)
143,800	TOP Tankers, Inc.	$1,768,740
214,700	Trustreet Properties, Inc.	3,138,914
73,700	Tsakos Energy Navigation Limited	2,702,579
10,700	Unit Corporation (c)	588,821
18,800	Universal Compression Holdings, Inc. (c)	773,056
42,600	Valero Energy Corporation	2,198,160
29,100	Valero L.P.	1,506,216
42,700	Wal-Mart Stores, Inc.	1,998,360
34,500	Washington Mutual, Inc.	1,500,750
57,600	Willbros Group, Inc. (c)	831,744

	Total Common Stocks (cost $93,993,921)	96,413,751

Preferred Stocks–1.0% of Net Assets
20,000	Babson CLO Ltd. (a)	1,800,000
3,000	Credit Genesis CLO 2005 (a)	3,000,000
3,000	Hewett’s Island II CDO (a)	2,970,000
1,000	Seneca CBO III, Ltd. (a)	900,000
3,000	Soloso CDO 2005-1 (a)	2,978,117

	Total Preferred Stocks (cost $11,740,617)	11,648,117

Mutual Funds–0.2% of Net Assets
30,200	iShares Russell 3000 Value Index Fund	2,726,456

	Total Mutual Funds (cost $2,743,268)	2,726,456

Warrants–0.1% of Net Assets
93,222	Transmeridian Warrant	93

	Total Warrants (cost $0)	93

Eurodollar Time Deposits–1.6% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated December 30, 2005, 3.40%, maturing at $18,531,998 on January 3, 2006.	18,525,000

	Total Investments–98.8% of Net Assets (cost $1,190,486,446)	1,145,992,920

	Other Assets and Liabilities, net–1.2% of Net Assets	14,103,123

	Net Assets	$1,160,096,043

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2005 (UNAUDITED)

(a)	The security is exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, the security has been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

(b)	See Note 3 of accompanying Notes to Financial Statements regarding investment valuations.

(c)	Non-income producing security.

(d)	The security is classified as a Yankee Bond, which is a U.S. dollar denominated bond issued in the United States by a foreign entity.

(e)	Trust preferred security with no stated interest rate.

(See	Accompanying Notes to the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK]

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005 (UNAUDITED)

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Assets:
Investments in securities, at value	$73,715,916	$560,338,460	$1,145,992,920
Cash	12,122	10,308	17,426
Dividends and interest receivable	578,401	3,317,955	14,979,624
Receivable for fund shares sold	127,792	734,944	3,598,804
Receivable for investments sold	—	16,513	5,992,012
Other Assets	—	9,946	29,972

Total assets	74,434,231	564,428,126	1,170,610,758

Liabilities:
Accrued expenses:
Advisory fees	20,679	190,457	739,903
Accounting fees	1,772	14,284	29,596
Distribution fees	1,085	145,330	288,145
Other	68,155	42,451	28,459
Payable for fund shares redeemed	20,581	2,026,265	2,337,736
Dividends payable	202,108	1,686,133	5,066,016
Payable for investments purchased	1,682,191	48,239	2,023,560
Deferred interest income	—	—	1,300

Total liabilities	1,996,571	4,153,159	10,514,715

Net assets:	$72,437,660	$560,274,967	$1,160,096,043

Composition of Net Assets:
Paid-in capital	73,866,855	573,167,587	1,199,560,230
Accumulated net investment income/(loss)	—	(404,029)	4,755,084
Accumulated net realized gains/(losses) on investments	(361,356)	(3,425,797)	274,255
Net unrealized appreciation/(depreciation) on investments	(1,067,839)	(9,062,794)	(44,493,526)

Net assets	$72,437,660	$560,274,967	$1,160,096,043

Investments, at identified cost	$74,783,755	$569,401,254	$1,190,486,446

Shares Outstanding and Net Asset Value Per Share:
Class A Shares
Net assets	$4,830,555	$210,978,846	$509,935,836
Shares outstanding	483,368	21,313,679	50,148,135
Net asset value and redemption price per share	$9.99	$9.90	$10.17
Offering price per share	$10.14 (a)	$10.10 (b)	$10.43	(c)
Class C Shares
Net assets	$1,819,164	$193,836,003	$279,575,941
Shares outstanding	182,097	19,594,003	27,486,487
Net asset value, offering and redemption price* per share	$9.99	$9.89	$10.17
Class I Shares
Net assets	$65,787,941	$155,460,118	$370,584,266
Shares outstanding	6,581,687	15,699,175	36,433,036
Net asset value, offering and redemption price per share	$10.00	$9.90	$10.17
*	Redemption price per share varies by length of time shares are held.
(a)	Computation of Offering Price Per Share: 100/98.5 of net asset value.
(b)	Computation of Offering Price Per Share: 100/98 of net asset value.
(c)	Computation of Offering Price Per Share: 100/97.5 of net asset value.

(See Accompanying Notes to Financial Statements)

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF OPERATIONS

FOR THE SIX-MONTHS ENDED DECEMBER 31, 2005 (UNAUDITED)

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Investment Income:
Dividend income	$11,887	$106,979	$2,057,240 (a)
Interest income	1,749,115	19,345,896	69,903,570

Total Investment Income	1,761,002	19,452,875	71,960,810

Expenses:
Advisory fees	150,493	1,063,640	4,316,679
Administration fees	14,644	—	—
Distribution service fees:
Class A Shares	6,312	258,717	648,277
Class C Shares	74	567,771	1,055,972
Legal fees	7,300	24,876	44,511
Audit fees	27,620	15,600	12,096
Accounting fees	13,033	79,773	172,667
Transfer agent fees	24,711	129,084	116,455
Custodian fees	6,786	6,167	13,412
Registration fees	27,301	36,100	28,784
Directors fees	12,578	9,250	7,250
Insurance premiums	6,096	29,041	65,064
Other	15,047	40,155	61,367

Total Expenses	311,995	2,260,174	6,542,534
Expenses voluntarily waived by the Adviser	(24,428)	—	—

Net Expenses	287,567	2,260,174	6,542,534

Net Investment Income	1,473,435	17,192,701	65,418,276

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investments	(408)	(2,265,434)	(1,557,729)
Change in unrealized appreciation/(depreciation)	(241,853)	831,706	(16,822,786)

Change in net assets resulting from operations	$1,231,174	$15,758,973	$47,037,761

(a)	Net of foreign taxes withheld of $3,090.

(See Accompanying Notes to Financial Statements)

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(UNAUDITED)

	Short Term Bond Fund
	Period Ended December 31, 2005	Period Ended June 30, 2005*	Year Ended August 31, 2004
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,473,435	$2,361,529	$1,897,820
Net realized gains/(losses) on investments	(408)	89,398	92,384
Net change in unrealized appreciation/(depreciation) on investments	(241,853)	(1,492,240)	(311,814)

Increase (Decrease) in net assets resulting from operations	1,231,174	958,687	1,678,390

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(102,550)	(164,302)	(192,221)
Class C Shares	(703)	(2,262,752)	(1,670,910)
Class I Shares	(1,452,124)	(17,610)	(30,979)

Total distribution to shareholders	(1,555,377)	(2,444,664)	(1,894,110)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 6)	769,027	2,400,698	24,920,123

Change in net assets	444,824	914,721	24,704,403

Net Assets:
Beginning of period	71,992,836	71,078,115	46,373,712

End of period	$72,437,660	$71,992,836	$71,078,115

Accumulated net investment income	$—	$—	$—

*	The Fund changed its fiscal year end from August 31 to June 30.

(See Accompanying Notes to the Financial Statements)

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(UNAUDITED)

	Intermediate Bond Fund		High Income Fund
	Period Ended December 31, 2005	Year Ended June 30, 2005	Period Ended December 31, 2005	Year Ended June 30, 2005
Change in Net Assets:
Operations:
Net investment income/(loss)	$17,192,701	$24,960,362	$65,418,276	$123,484,190
Net realized gains/(losses) on investments	(2,265,434)	724,505	(1,557,729)	13,991,016
Net change in unrealized appreciation/(depreciation) on investments	831,706	(6,360,604)	(16,822,786)	(22,090,886)

Change in net assets resulting from operations	15,758,973	19,324,263	47,037,761	115,384,320

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(6,874,609)	(9,980,045)	(28,065,029)	(53,920,735)
Class C Shares	(5,959,138)	(9,236,594)	(14,528,489)	(27,832,006)
Class I Shares	(4,703,943)	(5,795,863)	(19,451,709)	(34,955,817)
Distributions from net realized gain on investments
Class A Shares	—	—	(5,789,356)	(6,341,964)
Class C Shares	—	—	(3,163,965)	(3,421,214)
Class I Shares	—	—	(4,178,366)	(4,249,497)

Total distribution to shareholders	(17,537,690)	(25,012,502)	(75,176,914)	(130,721,233)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 6)	78,052,498	239,205,525	74,504,975	309,292,671

Change in net assets	76,273,781	233,517,286	46,365,822	293,955,758

Net Assets:
Beginning of period	484,001,186	250,483,900	1,113,730,221	819,774,463

End of period	$560,274,967	$484,001,186	$1,160,096,043	$1,113,730,221

Accumulated net investment income	$(404,029)	$(406,019)	$4,755,084	$13,439,016

(See Accompanying Notes to the Financial Statements)

MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income
Short Term Bond Fund
Class A Shares
Period Ended December 31, 2005 (Unaudited)	$10.04	$0.20	$(0.04)	$0.16	$(0.21)
Period Ended June 30, 2005*	10.24	0.31	(0.19)	0.12	(0.32)
Year Ended August 31, 2004	10.22	0.29	0.02	0.31	(0.29)
Year Ended August 31, 2003	9.94	0.36	0.28	0.64	(0.36)
Year Ended August 31, 2002	10.11	0.39	(0.17)	0.22	(0.39)
Period Ended August 31, 2001 (7)	10.00	0.21	0.11	0.32	(0.21)

Short Term Bond Fund
Class C Shares
Period Ended December 31, 2005 (Unaudited) (8)	10.00	0.05	—	0.05	(0.06)

Short Term Bond Fund
Class I Shares
Period Ended December 31, 2005 (Unaudited)	10.04	0.21	(0.03)	0.18	(0.22)
Period Ended June 30, 2005*	10.25	0.34	(0.20)	0.14	(0.35)
Year Ended August 31, 2004	10.22	0.32	0.03	0.35	(0.32)
Year Ended August 31, 2003	9.94	0.39	0.28	0.67	(0.39)
Year Ended August 31, 2002	10.12	0.41	(0.18)	0.23	(0.41)
Period Ended August 31, 2001 (9)	10.00	0.30	0.12	0.42	(0.30)

*	The Fund changed its fiscal year from August 31 to June 30.

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(3)	Amount less than $.005.

(4)	Ratio annualized for periods less than one year.

(5)	Not annualized for periods less than one year.

(6)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(7)	From the commencement of investment operations on March 8, 2001.

(8)	From the commencement of investment operations on November 4, 2005.

(9)	From the commencement of investment operations on January 5, 2001.

(See Accompanying Notes to the Financial Statements)

MORGAN KEEGAN SELECT FUND, INC.

						Ratio to Average Net Assets						Supplemental Data

Distributions from Capital Gains		Total Distributions	Net Asset Value, End of Period	Total Return (1)		Net Investment Income		Net Expenses		Expense Waiver/ Reimbursement (2)		Net Assets, End of Period (000's omitted)	Portfolio Turnover Rate (6)

$—		$(0.21)	$9.99	1.57	%(5)	3.89	%(4)	1.04	%(4)	0.07	%(4)	$4,831	24%
—		(0.32)	10.04	1.21	%(5)	3.65	%(4)	1.08	%(4)	0.23	%(4)	5,097	26%
—		(0.29)	10.24	3.02%		2.76%		1.14%		0.23%		7,396	92%
—		(0.36)	10.22	6.57%		3.48%		1.19%		0.28%		4,136	37%
—	(3)	(0.39)	9.94	2.22%		3.77%		1.27%		0.40%		969	20%
—		(0.21)	10.11	3.19	%(5)	4.11	%(4)	1.31	%(4)	0.71	%(4)	70	22%

—		(0.06)	9.99	0.54	%(5)	3.54	%(4)	1.39	%(4)	0.07	%(4)	1,819	24%

—		(0.22)	10.00	1.81	%(5)	4.14	%(4)	0.79	%(4)	0.07	%(4)	65,788	24%
—		(0.35)	10.04	1.35	%(5)	3.97	%(4)	0.81	%(4)	0.39	%(4)	66,896	26%
—		(0.32)	10.25	3.44%		3.07%		0.84%		0.54%		62,281	92%
—		(0.39)	10.22	6.86%		3.84%		0.90%		0.60%		40,957	37%
—	(3)	(0.41)	9.94	2.30%		4.05%		0.98%		0.69%		28,151	20%
—		(0.30)	10.12	4.26	%(5)	4.50	%(4)	0.96	%(4)	0.87	%(4)	17,890	22%

MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income
Intermediate Bond Fund Class A Shares
Period Ended December 31, 2005 (Unaudited)	$9.93	$0.32	$(0.02)	$0.30	$(0.33)
Year Ended June 30, 2005	10.03	0.70	(0.11)	0.59	(0.69)
Year Ended June 30, 2004	10.39	0.74	(0.28)	0.46	(0.80)
Year Ended June 30, 2003	10.17	0.76	0.21	0.97	(0.75)
Year Ended June 30, 2002	10.21	0.96	—	0.96	(0.94)

Intermediate Bond Fund Class C Shares
Period Ended December 31, 2005 (Unaudited)	9.92	0.30	(0.02)	0.28	(0.31)
Year Ended June 30, 2005	10.03	0.67	(0.12)	0.55	(0.66)
Year Ended June 30, 2004	10.38	0.71	(0.27)	0.44	(0.77)
Year Ended June 30, 2003	10.17	0.73	0.20	0.93	(0.72)
Year Ended June 30, 2002	10.21	0.93	—	0.93	(0.91)

Intermediate Bond Fund Class I Shares
Period Ended December 31, 2005 (Unaudited)	9.93	0.33	(0.02)	0.31	(0.34)
Year Ended June 30, 2005	10.04	0.73	(0.12)	0.61	(0.72)
Year Ended June 30, 2004	10.39	0.77	(0.27)	0.50	(0.83)
Year Ended June 30, 2003	10.17	0.79	0.21	1.00	(0.78)
Year Ended June 30, 2002	10.21	0.99	—	0.99	(0.97)

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(3)	0.91%, 1.25%, and 0.66% before expense reimbursement and fee waiver from Adviser for classes A, C, and I, respectively, for the year ended June 30, 2002.

(4)	Not annualized for periods less than one year.

(5)	Ratio annualized for periods less than one year.

(See Accompanying Notes to the Financial Statements)

MORGAN KEEGAN SELECT FUND, INC.

					Ratio to Average Net Assets				Supplemental Data
Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return (1)		Net Investment Income		Net Expenses		Net Assets, End of Period (000's omitted)	Portfolio Turnover Rate (2)

$—	$(0.33)	$9.90	3.08	%(4)	6.60	%(5)	0.79	%(5)	$210,979	28%
—	(0.69)	9.93	6.05%		6.84%		0.78%		191,439	49%
(0.02)	(0.82)	10.03	4.68%		7.30%		0.81%		98,194	47%
—	(0.75)	10.39	9.99%		7.38%		0.85%		82,786	38%
(0.06)	(1.00)	10.17	9.61%		9.55%		0.89	%(3)	54,496	37%

—	(0.31)	9.89	2.90	%(4)	6.25	%(5)	1.14	%(5)	193,836	28%
—	(0.66)	9.92	5.58%		6.49%		1.13%		174,382	49%
(0.02)	(0.79)	10.03	4.42%		6.95%		1.16%		107,801	47%
—	(0.72)	10.38	9.40%		7.03%		1.20%		84,554	38%
(0.06)	(0.97)	10.17	9.34%		9.20%		1.23	%(3)	31,788	37%

—	(0.34)	9.90	3.21	%(4)	6.85	%(5)	0.54	%(5)	155,460	28%
—	(0.72)	9.93	6.21%		7.09%		0.53%		118,180	49%
(0.02)	(0.85)	10.04	5.04%		7.55%		0.56%		44,489	47%
—	(0.78)	10.39	10.15%		7.63%		0.60%		33,348	38%
(0.06)	(1.03)	10.17	9.99%		9.80%		0.64	%(3)	20,289	37%

MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income
High Income Fund
Class A Shares
Period Ended December 31, 2005 (Unaudited)	$10.42	$0.60	$(0.16)	$0.44	$(0.57)
Year Ended June 30, 2005	10.53	1.27	(0.03)	1.24	(1.21)
Year Ended June 30, 2004	10.55	1.09	0.30	1.39	(1.11)
Year Ended June 30, 2003	10.47	1.21	0.04	1.25	(1.14)
Year Ended June 30, 2002	10.56	1.42	(0.07)	1.35	(1.33)

High Income Fund
Class C Shares
Period Ended December 31, 2005 (Unaudited)	10.42	0.57	(0.16)	0.41	(0.54)
Year Ended June 30, 2005	10.54	1.22	(0.04)	1.18	(1.16)
Year Ended June 30, 2004	10.55	1.04	0.31	1.35	(1.06)
Year Ended June 30, 2003	10.47	1.16	0.04	1.20	(1.09)
Year Ended June 30, 2002	10.56	1.37	(0.07)	1.30	(1.28)

High Income Fund
Class I Shares
Period Ended December 31, 2005 (Unaudited)	10.42	0.61	(0.16)	0.45	(0.58)
Year Ended June 30, 2005	10.54	1.30	(0.04)	1.26	(1.24)
Year Ended June 30, 2004	10.55	1.11	0.31	1.42	(1.13)
Year Ended June 30, 2003	10.47	1.24	0.04	1.28	(1.17)
Year Ended June 30, 2002	10.56	1.45	(0.07)	1.38	(1.36)

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(3)	Not annualized for periods less than one year.

(4)	Ratios annualized for periods less than one year.

(See Accompanying Notes to the Financial Statements)

MORGAN KEEGAN SELECT FUND, INC.

					Ratio to Average Net Assets				Supplemental Data

Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return (1)		Net Investment Income		Net Expenses		Net Assets, End of Portfolio (000's omitted)	Period Turnover Rate (2)

$(0.12)	$(0.69)	$10.17	4.24	%(3)	11.54	%(4)	1.10	%(4)	$509,936	54%
(0.14)	(1.35)	10.42	12.32%		12.15%		1.10%		504,372	86%
(0.30)	(1.41)	10.53	14.05%		10.23%		1.11%		391,100	79%
(0.03)	(1.17)	10.55	12.72%		10.99%		1.13%		298,816	67%
(0.11)	(1.44)	10.47	13.57%		13.52%		1.15%		135,195	33%

(0.12)	(0.66)	10.17	3.97	%(3)	11.04	%(4)	1.60	%(4)	279,576	54%
(0.14)	(1.30)	10.42	11.65%		11.65%		1.60%		276,194	86%
(0.30)	(1.36)	10.54	13.59%		9.73%		1.61%		219,313	79%
(0.03)	(1.12)	10.55	12.16%		10.48%		1.64%		173,290	67%
(0.11)	(1.39)	10.47	13.01%		13.03%		1.64%		74,954	33%

(0.12)	(0.70)	10.17	4.36	%(3)	11.79	%(4)	0.85	%(4)	370,584	54%
(0.14)	(1.38)	10.42	12.48%		12.40%		0.85%		333,164	86%
(0.30)	(1.43)	10.54	14.44%		10.48%		0.86%		209,361	79%
(0.03)	(1.20)	10.55	13.00%		11.24%		0.88%		110,695	67%
(0.11)	(1.47)	10.47	13.85%		13.76%		0.91%		51,073	33%

MORGAN KEEGAN SELECT FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS

(UNAUDITED)

1	Organization

Morgan Keegan Select Fund, Inc. (the “Company”) was organized as a Maryland corporation on October 27, 1998. The Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of the date of this report, the Company consists of three portfolios, each with its own investment objective. The accompanying financial statements are for Regions Morgan Keegan Select Short Term Bond Fund (formerly, Regions Morgan Keegan Select LEADER Short Term Bond Fund), Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund (collectively, the “Funds” and individually, a “Fund”). Effective November 1, 2005, Regions Morgan Keegan Select LEADER Short Term Bond Fund changed its name to Regions Morgan Keegan Select Short Term Bond Fund.

The Funds offer three classes of shares: Class A Shares, Class C Shares and Class I Shares. The Articles of Incorporation permit the Directors to issue full and fractional shares of beneficial interest (with a par value of $0.001) for each class as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Class A Shares	100,000,000	100,000,000	300,000,000
Class C Shares	100,000,000	100,000,000	300,000,000
Class I Shares	100,000,000	100,000,000	300,000,000

Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under the Funds’ distribution plan and the voting rights on matters affecting a single class of shares. Class A Shares are sold at net asset value plus the applicable front-end sales charge. The sales charge varies depending on the amount of your purchase. Class A Shares of $1 million or more may have a 1% contingent deferred sales charge (“CDSC”) assessed on the lesser of the proceeds of redemptions or the purchase price of the shares if they are redeemed within one year of purchase. Class C Shares and Class I Shares are sold without a sales charge at net asset value per share. Class C Shares have a 1% CDSC if shares are redeemed within one year of purchase. Class I Shares are available only to a limited group of investors at the discretion of the Funds through special programs like employer-sponsored retirement plans, advisory accounts of the investment manager, and certain programs available through brokers, like wrap accounts. These programs usually involve special conditions and separate fees. The assets of each portfolio of the Company are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

MORGAN KEEGAN SELECT FUND, INC.

Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

2	Reorganization

Regions Morgan Keegan Select Short Term Bond Fund—LEADER Mutual Funds and the Company entered into an Agreement and Plan of Reorganization (“Reorganization Plan”) on behalf of LEADER Short Term Bond Fund (“Acquired Fund”) and Regions Morgan Keegan Select LEADER Short Term Bond Fund (“Acquiring Fund”), a newly created series of the Company. The Reorganization Plan provided for the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for the assumption of all of the liabilities of the Acquired Fund and the issuance of shares of the newly created Acquiring Fund distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (“Reorganization”). The Acquiring Fund adopted all of the history of the Acquired Fund.

Pursuant to the Reorganization Plan, each shareholder of Investor A Shares and Investor B Shares of the Acquired Fund received Class A Shares of the Acquiring Fund with the same net asset value as the shareholder had immediately prior to the Reorganization. No contingent deferred sales charges were assessed on the Investor B Shares of the Acquired Fund at the time of the conversion as a result of the termination and conversion to Class A Shares of the Acquiring Fund.

The Reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on February 18, 2005 following approval by shareholders of the Acquired Fund at a special shareholder meeting. As a result of the Reorganization, the fiscal year end of the Acquired Fund became June 30 to be consistent with the other series of the Company.

3	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the accounting principles generally accepted in the United States of America.

MORGAN KEEGAN SELECT FUND, INC.

Investment Valuations—Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the exchange where the security is primarily traded as of close of business on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, on the valuation date. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price, usually 4:00 p.m., Eastern Time, on the valuation date. Securities for which no sales were reported for that day are valued at the last available bid quotation on the exchange or system where the security is principally traded. Long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service. Short-term debt securities having a maturity of sixty days or less from the valuation date may be valued at amortized cost, which approximates market value. Investments in open-end registered investment companies are valued at net asset value as reported by those investment companies. Investments for which market quotations are not readily available, or available quotations which appear to not accurately reflect the current value of an investment, are valued at fair value as determined in good faith by the Valuation Committee using procedures established by and under the direction of the Board of Directors. The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses—Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Company are allocated among the respective Funds based upon relative net assets. Expenses directly attributable to a class of shares are charged directly to that class.

The investment income, fees and expenses (other than class specific fees and expenses) and realized and unrealized gains and losses of a Fund are allocated to

MORGAN KEEGAN SELECT FUND, INC.

each class of shares based upon their relative net assets or another appropriate basis on the date the income is earned or the expenses and realized and unrealized gains and losses are incurred.

Dividends and Distributions to Shareholders—The Funds pay dividends to their shareholders from the Funds’ respective net investment income. Income dividends for the Funds are declared daily and paid monthly. Each Fund also distributes all of its net realized capital gains, if any, on an annual basis. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific fees and expenses. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, net operating gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Repurchase Agreements—The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). The Funds may invest in repurchase agreements with institutions that are deemed by Morgan Asset Management, Inc., the Adviser, to be of good standing and creditworthy pursuant to the guidelines established by the Directors. A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which is at all times at least equal to the principal amount of the repurchase transaction, including accrued interest. In the event of counterparty default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the Funds in the event of default or bankruptcy by the counterparty to the agreement and the Funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk of possible decline in the value of the collateral during the period while the Funds seek to assert their rights.

MORGAN KEEGAN SELECT FUND, INC.

Option Writing—When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

As of December 31, 2005, no portfolio securities were held as cover for call options written by Regions Morgan Keegan Select High Income Fund. Transactions in options written during the period ended December 31, 2005 were as follows:

	High Income Fund
	Number of Contracts	Premiums Received
Options outstanding at June 30, 2005 . . . . . . . . . . .	—	$—
Options written . . . . . . . . .	4,773	368,354
Options terminated in closing purchase transactions . . . . . . . . . . . .	—	—
Options expired . . . . . . . . .	(1,974)	(110,581)
Options exercised . . . . . . .	(2,799)	(257,773)

Options outstanding at December 31, 2005 . . . . .	—	$—

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

MORGAN KEEGAN SELECT FUND, INC.

4	Agreements and Other Transactions with Affiliates

Investment Adviser—The Funds have entered into an Investment Advisory Agreement with Morgan Asset Management, Inc. (the “Adviser”), a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation (“Regions”). Under the terms of the agreement, the Funds are charged the following annual management fees, before any contractual waivers, which are calculated daily and paid monthly based on the average daily net assets of the Funds:

Fund	Annual Fee
Short Term Bond Fund	0.35%
Intermediate Bond Fund	0.40%
High Income Fund	0.75%

The Adviser has contractually agreed to waive its fee and to reimburse each of the following funds through June 30, 2006 to the extent each Fund’s annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) exceeds a specific percentage of net assets as follows:

Fund	Class A Shares	Class C Shares	Class I Shares
Intermediate Bond Fund	0.90%	1.25%	0.65%
High Income Fund	1.25%	1.75%	1.00%

Administrator—Morgan Keegan & Company, Inc. (“Morgan Keegan”), a wholly owned subsidiary of Regions and an affiliate of the Adviser, served as the Administrator to Regions Morgan Keegan Select Short Term Bond Fund. Pursuant to the Administration Agreement, Morgan Keegan provided certain administrative personnel and services for an annual fee of 0.12% based on the average daily net assets of the Fund. Effective September 1, 2005, such services are provided under the advisory agreement without separate charge. Morgan Keegan also provides an employee to serve as the Funds’ Chief Compliance Officer for which Morgan Keegan receives no additional compensation from the Funds.

Fund Accountant—The Company and Morgan Keegan have entered into a Fund Accounting Service Agreement, under which Morgan Keegan provides portfolio accounting services to the Funds for an annual fee of 0.03% based on the average daily net assets of the Funds.

Distributor—The Company has adopted two Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plans”), one with respect to Class A Shares and the other with respect to Class C Shares of the Funds. The 12b-1 Plans compensate Morgan Keegan, the Funds’ primary Distributor, and other dealers and investment

MORGAN KEEGAN SELECT FUND, INC.

representatives for services and expenses relating to the sale and distribution of the Funds’ shares. Under the Class A Shares’ 12b-1 Plan, the Funds pay a fee at an annual rate of up to 0.25% of the average daily net assets with respect to Class A Shares of the Funds. Under the Class C Shares’ 12b-1 Plan, Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund pay a fee at an annual rate of 0.45%, 0.60% and 0.75%, respectively, of the average daily net assets with respect to Class C Shares of each Fund.

Sales Charges—Morgan Keegan received commissions on the sale of shares of the Funds. For the period ended December 31, 2005, Morgan Keegan received front-end sales charges and CDSCs as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
	Class A Shares	Class A Shares	Class C Shares
Short Term Bond Fund	$1,338	$—	$—
Intermediate Bond Fund	252,467	32,677	40,683
High Income Fund	279,644	47,816	8,286

Transfer Agent and Dividend Disbursing Agent—Morgan Keegan serves as the Transfer and Dividend Disbursing Agent for the Funds. Pursuant to the Transfer Agency and Service Agreement, each Fund pays Morgan Keegan an annual base fee per share class plus a variable fee based on the number of shareholder accounts.

Directors and Officers—Certain of the Officers and Directors of the Company are also Officers and Directors of the Adviser, Morgan Keegan, and Regions. Such Officers and Directors of the Company who are “Interested Persons” as defined in the 1940 Act receive no salary or fees from the Funds.

Independent Directors receive an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended from the Company. Each chairperson of the Independent Directors Committee and Audit Committee receives annual compensation of $500 from the Company. An additional $1,500 is paid to the Independent Directors for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone, all or a portion of which would be paid by the Company. No Director is entitled to receive pension or retirement benefits from the Company.

Other Transactions—For the period ended December 31, 2005, Morgan Keegan earned no underwriting discounts, direct commissions, or dealer incentives on the sales and purchases of investment securities held by the Funds.

MORGAN KEEGAN SELECT FUND, INC.

Former Service Providers to LEADER Short Term Bond Fund as a result of the Reorganization—Prior to July 1, 2004, Union Planters Investment Advisors, Inc. (“UPIA”) served as the investment adviser to LEADER Short Term Bond Fund (“LEADER Fund”), a series of LEADER Mutual Funds (the “Trust”). Under the Investment Advisory Agreement with UPIA, the LEADER Fund paid a fee of 0.55% calculated daily and paid monthly based on the average daily net assets of the LEADER Fund. UPIA voluntarily agreed to waive a portion of its fee.

Prior to February 18, 2005, BISYS Fund Services Ohio, Inc. (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trust were affiliated at the time, served as the LEADER Fund’s administrator and distributor. Such individuals were not paid any fees directly by the Trust for serving as officers. Pursuant to the Administration Agreement, BISYS received a fee computed at an annual rate of 0.20% of the LEADER Fund’s average daily net assets.

From February 18, 2005 through June 30, 2005, BISYS served as Sub-Administrator to Regions Morgan Keegan Select LEADER Short Term Bond Fund. Pursuant to the Sub-Administration Agreement, BISYS earned a fee from Morgan Keegan computed at an annual rate of 0.105% of the Fund’s average daily net assets.

Through June 30, 2005, BISYS served as the Fund Accountant to Regions Morgan Keegan Select LEADER Short Term Bond Fund. Under the Fund Accounting Agreement, BISYS received a fee from the Fund at the annual rate of 0.03% of the Fund’s average daily net assets up to $500 million, 0.02% of the Fund’s average daily net assets in excess of $500 million up to $1 billion, and 0.01% of the Fund’s average daily net assets in excess of $1 billion, subject to a minimum annual fee.

Through October 29, 2005, BISYS served as the Transfer and Dividend Disbursing Agent for Regions Morgan Keegan Select LEADER Short Term Bond Fund. The fee paid to BISYS was based on the size, type and number of accounts and transactions made by shareholders.

Prior to February 18, 2005, the Institutional Shares of the LEADER Fund were subject to an Administrative Services Plan. Under the Administrative Services Plan, the Fund paid a monthly fee at an annual rate not to exceed 0.30% of the average daily net assets of the Fund’s Institutional Shares. Part or all of these fees were paid to financial institutions that provided administrative support services to certain Fund shareholders who owned Institutional Shares of the Fund that were also customers of the financial institution.

MORGAN KEEGAN SELECT FUND, INC.

Prior to February 18, 2005, the Trust had adopted a Rule 12b-1 Distribution and Service Plan with respect to Investor B Shares of the LEADER Fund. The 12b-1 Plan compensated the distributor and other dealers and investment representatives for services and expenses relating to the sales and distribution of the LEADER Fund’s Investor B Shares and/or for providing shareholder services. Under the Investor B Shares’ 12b-1 Plan, the Trust paid a fee of up to 0.75% of the average daily net assets with respect to Investor B Shares of the Fund.

BISYS was entitled to receive commissions on sales of shares of the LEADER Fund. For the year ended August 31, 2004, BISYS received $8,168 and of commissions on sales of shares of the Fund, of which $7,114 was allowed to affiliated broker/dealers of the Fund. For the period ended June 30, 2005, BISYS did not receive any commissions.

5	Investment Transactions

During the period ended December 31, 2005, cost of purchases and proceeds from sales and maturities of investment securities, including long-term U.S. government securities, but excluding short-term securities, for each Fund were as follows:

Fund	Purchases	Sales
Short Term Bond Fund	$16,156,989	$16,150,790
Intermediate Bond Fund	207,279,462	141,300,523
High Income Fund	651,874,446	591,467,466

MORGAN KEEGAN SELECT FUND, INC.

6	Capital Share Transactions

Capital share transactions for the Funds were as follows:

	Short Term Bond Fund
	Six Months Ended December 31, 2005		Period Ended June 30, 2005*		Year Ended August 31, 2004
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	99,355	$994,726	252,080	$2,540,763	610,128	$6,305,412
Issued in connection with exchange from Investor B Shares	—	—	111,867	1,154,161	—	—
Shares issued in reinvestment of distributions	6,336	63,424	16,477	166,885	16,586	170,525
Shares redeemed	(130,039)	(1,301,811)	(594,702)	(6,025,355)	(309,354)	(3,166,676)

Net change resulting from Class A Share transactions	(24,348)	$(243,661)	(214,278)	$(2,163,546)	317,360	$3,309,261

	Six Months Ended December 31, 2005
Class C Shares	Shares	Dollars
Shares sold	182,075	$1,819,455
Shares issued in reinvestment of distributions	22	218
Shares redeemed	—	—

Net change resulting from Class I Share transactions	182,097	$1,819,673

	Six Months Ended December 31, 2005		Period Ended June 30, 2005*		Year Ended August 31, 2004
Class I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,082,660	$10,838,121	1,820,497	$18,434,538	3,186,257	$32,933,451
Shares issued in reinvestment of distributions	45,461	455,336	41,753	422,303	35,536	365,677
Shares redeemed	(1,208,993)	(12,100,442)	(1,278,326)	(12,884,656)	(1,149,035)	(11,812,161)

Net change resulting from Class I Share transactions	(80,872)	$(806,985)	583,924	$5,972,185	2,072,758	$21,486,967

			Period Ended June 30, 2005*		Year Ended August 31, 2004
Investor B Shares			Shares	Dollars	Shares	Dollars
Shares sold			8	$85	73,839	$763,447
Shares issued in reinvestment of distributions			1,714	17,455	2,515	25,899
Shares redeemed			(26,620)	(271,320)	(64,885)	(665,451)
Redeemed in connection with exchange to Class A Shares			(111,740)	(1,154,161)	—	—

Net change resulting from Investor B Share transactions			(136,638)	(1,407,941)	11,469	123,895

Net change resulting from Fund Share transactions	76,877	$769,027	233,008	$2,400,698	2,401,587	$24,920,123

*	For the period September 1, 2004 to June 30, 2005.

MORGAN KEEGAN SELECT FUND, INC.

	Intermediate Bond Fund
	Six Months Ended December 31, 2005		Year Ended June 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	4,207,812	$41,763,175	14,188,546	$142,538,235
Shares issued in reinvestment of distributions	247,142	2,451,898	426,034	4,279,997
Shares redeemed	(2,418,471)	(23,984,818)	(5,123,142)	(51,339,304)

Net change resulting from Class A Share transactions	2,036,483	$20,230,255	9,491,438	$95,478,928

	Six Months Ended December 31, 2005		Year Ended June 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	4,031,351	$39,987,053	8,727,905	$87,746,763
Shares issued in reinvestment of distributions	358,753	3,557,010	506,704	5,084,171
Shares redeemed	(2,367,105)	(23,461,114)	(2,412,898)	(24,232,838)

Net change resulting from Class C Share transactions	2,022,999	$20,082,949	6,821,711	$68,598,096

	Six Months Ended December 31, 2005		Year Ended June 30, 2005
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	4,438,298	$44,047,285	9,347,951	$94,032,374
Shares issued in reinvestment of distributions	283,936	2,817,890	302,132	3,029,254
Shares redeemed	(919,340)	(9,125,881)	(2,185,504)	(21,933,127)

Net change resulting from Class I Share transactions	3,802,894	$37,739,294	7,464,579	$75,128,501

Net change resulting from Fund Share transactions	7,862,376	$78,052,498	23,777,728	$239,205,525

	High Income Fund
	Six Months Ended December 31, 2005		Year Ended June 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	4,213,499	$43,788,892	18,555,144	$196,684,688
Shares issued in reinvestment of distributions	1,647,686	17,018,798	2,709,592	28,751,112
Shares redeemed	(4,128,081)	(42,733,465)	(9,976,037)	(105,630,186)

Net change resulting from Class A Share transactions	1,733,104	$18,074,225	11,288,699	$119,805,614

	Six Months Ended December 31, 2005		Year Ended June 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	2,159,956	$22,468,154	6,394,240	$67,985,148
Shares issued in reinvestment of distributions	957,894	9,898,488	1,567,019	16,634,536
Shares redeemed	(2,136,394)	(22,187,046)	(2,271,014)	(24,104,081)

Net change resulting from Class C Share transactions	981,456	$10,179,596	5,690,245	$60,515,603

	Six Months Ended December 31, 2005		Year Ended June 30, 2005
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	5,266,404	$54,695,113	13,820,187	$146,963,454
Shares issued in reinvestment of distributions	1,409,762	14,566,023	2,200,712	23,362,674
Shares redeemed	(2,214,243)	(23,009,982)	(3,920,007)	(41,354,674)

Net change resulting from Class I Share transactions	4,461,923	$46,251,154	12,100,892	$128,971,454

Net change resulting from Fund Share transactions	7,176,483	$74,504,975	29,079,836	$309,292,671

MORGAN KEEGAN SELECT FUND, INC.

7	Federal Tax Information

Each Fund of the Company is treated as a separate entity for federal tax purposes. No provision for federal income or excise taxes is required since the Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code (the “Code”) and distribute substantially all their taxable net investment income and capital gains to their shareholders.

Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage- and asset-backed securities, REIT adjustments, and distribution reclassifications.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

For the period ended December 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Undistributed Net Investment Income	$81,942	$346,979	$(3,373,049)
Accumulated Net Realized Gain (Loss) on Investments	(81,942)	(346,979)	3,373,049

Capital Loss Carryforwards—As of June 30, 2005, the following funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Expiring in 2011	Expiring in 2012
Short Term Bond Fund	$44,707	$196,031
Intermediate Bond Fund	—	779,397

MORGAN KEEGAN SELECT FUND, INC.

Post-October Losses Deferred—Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year.

8	Concentration of Credit Risk

The Funds invest primarily in debt instruments. The ability of the issuers of the securities held by the Funds to meet their obligations might be affected by economic developments in a specific industry, state, or region.

BOARD OF DIRECTORS AND OFFICERS

The following tables set forth information concerning the Directors and Officers of the Funds. All persons named as Directors and Officers also serve in similar capacities for the other registered investment companies in the Regions Morgan Keegan Fund complex overseeing a total of eighteen portfolios. The Regions Morgan Keegan Fund complex includes Morgan Keegan Select Fund, Inc., Regions Morgan Keegan Select Funds, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc.

An asterisk (*) indicates the Directors and/or Officers who are interested persons of the Funds as defined by the 1940 Act. The Statement of Additional Information for the Funds includes additional information about the Fund’s Directors and is available upon request, without charge, by calling the Funds at 800-564-2188.

DIRECTORS

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

Allen B. Morgan, Jr.* Age 63, Chairman and Director, Since 1999	Mr. Morgan has served as a Director and Vice-Chairman of Regions Financial Corporation since 2001 and 2003, respectively. He has also served as a Director of Morgan Asset Management, Inc. since 1993. He also has been Chairman of Morgan Keegan & Company, Inc. since 1969 and Executive Managing Director of Morgan Keegan & Company, Inc. since 1969.

J. Kenneth Alderman* Age 53, Director, Since 2003	Mr. Alderman has been President of Regions Morgan Keegan Trust Company and Chief Executive Officer of Morgan Asset Management, Inc. since 2002. He has been Executive Vice President of Regions Financial Corporation since 2000. He served Regions as Senior Vice President and Capital Management Group Director and investment adviser to the Regions Financial Corporation proprietary fund family from 1995 to 2000. He is a Certified Public Accountant and a Chartered Financial Analyst.

BOARD OF DIRECTORS AND OFFICERS

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

Jack R. Blair Age 63, Director, Since 2005	Mr. Blair serves as non-executive Chairman of dj Orthopedics, Inc. in Vista, CA. He also serves as a director of NuVasive, Inc. in San Diego, CA, Buckman Laboratories, Inc. and Active Implants Corporation, both located in Memphis, TN. Mr. Blair served as non-executive Chairman of SCB Computer Technology, Inc. from September 2000 until March 2004 when the company was acquired by CIBER, Inc.

Albert C. Johnson Age 61, Director, Since 2005	Mr. Johnson has been an independent financial consultant since 1998. He also has served as Director of Books-A-Million, Inc. since 2005. He was Senior Vice President and Chief Financial Officer of Dunn Investment Company (construction) from 1994 to 1998. He was also with Arthur Andersen LLP from 1965 to 1994, retiring as the Managing Partner of the firm’s Birmingham Office.

James Stillman R. McFadden Age 48, Director, Since 1999	Mr. McFadden has been Chief Manager of McFadden Communications, LLC (commercial printing) since 2002 and President and Director of 1703, Inc. (restaurant management) since 1998. He also has served as a Director for several private companies since 1997.

W. Randall Pittman Age 52, Director, Since 2003	Mr. Pittman has been Chief Financial Officer of Emageon Inc. (healthcare information systems) since 2002. From 1999 to 2002, he was Chief Financial Officer of BioCryst Pharmaceuticals, Inc. (biotechnology). From 1998 to 1999, he was Chief Financial Officer of ScandiPharm, Inc. (pharmaceuticals). From 1995 to 1998, he served as Senior Vice President – Finance of CaremarkRx (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth Bancorporation (bank holding company), including Executive Vice President and Controller. He is a Certified Public Accountant, and was with the accounting firm of Ernst & Young, LLP from 1976 to 1983.

BOARD OF DIRECTORS AND OFFICERS

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

Mary S. Stone Age 55, Director, Since 2003	Ms. Stone has been a professor at the University of Alabama Culverhouse School of Accountancy since 1981 and has held the Hugh Culverhouse Endowed Chair of Accountancy since 2000. She is also a former member of Financial Accounting Standards Advisory Council, AICPA, Accounting Standards Executive Committee and AACSB International Accounting Accreditation Committee.

Archie W. Willis III Age 48, Director, Since 2002	Mr. Willis has been President of Community Capital (financial advisory and real estate development consulting) since 1999 and Vice President of Community Realty Company (real estate brokerage) since 1999. He was a First Vice President of Morgan Keegan & Company, Inc. from 1991 to 1999. He also has served as a Director of Memphis Telecom, LLC since 2001.

The address of each Director is c/o the Fund, Fifty North Front Street, 21st Floor, Memphis, TN 38103.

OFFICERS

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

Carter E. Anthony* Age 61, President, Since 2003	From 2002 to present, Mr. Anthony has served as President and Chief Investment Officer of Morgan Asset Management, Inc. From 2000 to 2002, he served as Executive Vice President and Director of Capital Management Group, Regions Financial Corporation. From 1989 to 2000, Mr. Anthony was Vice President-Trust Investments, National Bank of Commerce.

BOARD OF DIRECTORS AND OFFICERS

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

Thomas R. Gamble* Age 63, Vice President, Since 2003	Mr. Gamble has been an executive at Regions Financial Corporation since 1981. He was a Corporate IRA Manager from 2000 to 2001 and a Senior Vice President and Manager of Employee Benefits at the Birmingham Trust Department of Regions Bank from 1981 to 2000.

Joseph C. Weller* Age 67, Treasurer, Since 1999	Mr. Weller has been Executive Vice President and Chief Financial Officer of Morgan Keegan & Company, Inc. since 1969, Treasurer and Secretary of Morgan Keegan & Company, Inc. since 1969 and Executive Managing Director of Morgan Keegan & Company, Inc. since 1969. He also has served as a Director of Morgan Asset Management, Inc. since 1993.

Charles D. Maxwell* Age 51, Secretary and Assistant Treasurer, Since 1999	Mr. Maxwell has been a Managing Director of Morgan Keegan & Company, Inc. since 1998 and Assistant Treasurer and Assistant Secretary of Morgan Keegan & Company, Inc. since 1994. He has been Secretary and Treasurer of Morgan Asset Management, Inc. since 1993. He was Senior Vice President of Morgan Keegan & Company, Inc. from 1995 to 1997. Mr. Maxwell was also with the accounting firm of Ernst & Young, LLP from 1976 to 1986 and served as a Senior Manager from 1984 to 1986.

J. Thompson Weller, Sr.* Age 40, Assistant Secretary, Since 2003	Mr. Weller has been a Managing Director and Controller of Morgan Keegan & Company, Inc. since October 2001. He was Senior Vice President and Controller of Morgan Keegan & Company, Inc. from October 1998 to October 2001, Controller and First Vice President from February 1997 to October 1998, Controller and Vice President from 1995 to February 1997 and Assistant Controller from 1992 to 1995.

BOARD OF DIRECTORS AND OFFICERS

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

David M. George* Age 53, Chief Compliance Officer, Since 2004	Mr. George has been the Chief Compliance Officer of Morgan Asset Management, Inc. and a Senior Vice President of Morgan Keegan & Company, Inc. since August 2004. He was an Assistant Director of Compliance and Senior Vice President of Morgan Keegan & Company, Inc. from April 2002 to August 2004. He was a Branch Manager and First Vice President of Morgan Keegan & Company, Inc. from April 2001 to April 2002. He was Branch Administrative Officer of the Private Client Group and First Vice President of Morgan Keegan & Company, Inc. from July 1999 to April 2001. He was a Compliance Administrator and Vice President of Morgan Keegan & Company, Inc. from August 1995 to July 1999.

Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed, or are otherwise disqualified to serve.

Joseph C. Weller is the father of J. Thompson Weller. The address of Messrs. Maxwell, Weller, Weller, and George is Fifty North Front Street, Memphis, Tennessee 38103. The address of Messrs. Anthony and Gamble is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.

SUPPLEMENTAL INFORMATION

PRIVACY POLICY NOTICE

Regions Morgan Keegan Select Funds, their distributor (Morgan Keegan & Company, Inc.) and their agents (referred to as the “Funds,” “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect

The Funds collect nonpublic personal information about you from the following sources:

■	We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

■	We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

■	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share the nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

■	We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

SUPPLEMENTAL INFORMATION

■	We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

■	We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker-dealer or other financial intermediary through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

SUPPLEMENTAL INFORMATION

Employee Access To Information

All of the Funds’ employees must adhere to the Funds’ policy on confidentiality. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website

■	The Funds’ website (www.rmkfunds.com) gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

■	Information or data entered into a website will be retained.

■	Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

■	We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 1-877-757-7424.

SUPPLEMENTAL INFORMATION

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes To Our Privacy Statement

The Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

SUPPLEMENTAL INFORMATION

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a Board meeting for Morgan Keegan Select Fund, Inc. (the “Company”) held in August 2005, the Board, and separately the Independent Directors, unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Morgan Asset Management, Inc. (“MAM” or the “Adviser”) and the Company, on behalf of Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund (collectively, the “Funds”). In voting to renew the Advisory Agreement, the Board considered the following as relevant to its recommendations: (1) the nature, scope and quality of the services provided by MAM under the Advisory Agreement; (2) the investment process, personnel and operations of the Adviser; (3) the Adviser’s financial condition; (4) the level of the fee and the overall expenses of the Funds and how those compared to other similar funds; (5) the Funds’ performance records as compared to their peer groups and benchmark indices; (6) the anticipated effect of the Funds’ growth and size on its performance and advisory fee; (7) the level of fees the Adviser charges other accounts for the same or similar services; (8) the Adviser’s compliance systems and capabilities; (9) any potential conflict of interest; (10) the profitability of MAM under the Advisory Agreement; and (11) ancillary benefits to be realized by MAM and each of its affiliates from their relationship with the Funds. The Board did not identify any single factor or information as all-important or controlling.

The Board was provided with information addressing the above factors. The Independent Trustees were assisted by independent legal counsel during their deliberations.

The Board, in examining the nature and quality of the services provided by the Adviser, considered the Adviser’s experience in serving as an investment adviser for funds comparable to the Funds it advises. The Board noted the responsibilities that the Adviser has as investment adviser to each Fund. In particular, the Board considered that the Adviser is responsible for making investment decisions on behalf of each Fund, placing all orders for the purchase and sale of investments for each Fund with brokers or dealers, and performing certain administrative functions. The Board also reviewed information regarding the Adviser’s investment process and the qualifications and experience of each portfolio manager of the Adviser who provides services to the Funds. In considering the Adviser’s financial condition, the Board reviewed certain financial information regarding MAM and its affiliates.

SUPPLEMENTAL INFORMATION

The Board considered the fees payable under the Advisory Agreement. In this connection, the Board evaluated, to the extent information was available, the Adviser’s costs and profitability in providing services to each Fund, including the costs associated with the research and investment processes, personnel, systems and infrastructure necessary to perform their functions. The Board also examined the fees that would be paid by each Fund in light of fees paid by comparable funds.

The Board also reviewed information regarding the investment performance of each Fund on an absolute basis and compared to its peer group and primary benchmark.

As part of its evaluation of the Adviser’s compensation, the Board also considered other benefits that may be realized by the Adviser from its relationship with each Fund. In this regard, the Board considered the Adviser’s policies and procedures for the selection of brokers and dealers and for obtaining research from those brokers and dealers.

Based on these considerations, the Board concluded that: (1) the Funds were likely to benefit from the nature, quality and extent of the Adviser’s services; and (2) the Adviser has the resources to provide the services and to carry out its responsibilities under the Advisory Agreement. The Board also concluded that the Adviser’s compensation, including ancillary benefits, is fair and reasonable and that the performance of the Funds had been reasonable under the Adviser’s management in relation to the performance of its peer group and benchmark. Based on the foregoing, the Board, including the Independent Directors, approved the Advisory Agreement, as in the best interest of the Funds.

At the same meeting, the Board also approved a revision to the fee schedule to the Advisory Agreement, dated February 18, 2005, between the Company and MAM with respect to Regions Morgan Keegan Select Short Term Bond Fund, reducing the advisory fee from 0.55% of average daily net assets of the fund to 0.35% of average daily net assets of the fund.

SUPPLEMENTAL INFORMATION

PROXY VOTING POLICIES & RECORD OF VOTING ACTIVITY

The Funds vote proxies related to their portfolios’ securities according to a set of policies and procedures approved by the Funds’ board. A description of the policies and procedures may be obtained, without charge, by calling 800-564-2188 or by visiting the SEC’s website at www.sec.gov. You may also view the proxy voting activity for each Fund during the most recent twelve month period ended June 30 by visiting the Funds’ website at www.rmkfunds.com or the SEC’s website at www.sec.gov.

QUARTERLY REPORTS ON PORTFOLIO HOLDINGS

The Funds file a Form N-Q with the SEC no more than sixty days after the close of the Fund’s first and third quarters of their fiscal year. Form N-Q includes a schedule of each Fund’s portfolio holdings as of the end of those fiscal quarters. The Funds’ Form N-Q filings may be found on the SEC’s website at www.sec.gov. The Funds’ N-Q filings may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information on the operation of the Public Reference Room.

SUPPLEMENTAL INFORMATION

INVESTMENT ADVISER Morgan Asset Management, Inc. 417 North 20th Street, 15th Floor Birmingham, AL 35203	LEGAL COUNSEL Kirkpatrick & Lockhart Nicholson Graham LLP 1601 K Street, N.W. Washington, D.C. 20006

CUSTODIAN State Street Bank & Trust Company 108 Myrtle Street Quincy, MA 02171	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Morgan Keegan Tower 50 North Front Street, Suite 1000 Memphis, TN 38103

DISTRIBUTOR & TRANSFER AGENT Morgan Keegan & Company, Inc. Morgan Keegan Tower 50 North Front Street Memphis, TN 38103

Shares of Regions Morgan Keegan Select Funds, like shares of all mutual funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus. An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Funds’ prospectus. To obtain a prospectus, call 800-564-2188. Please read the prospectus carefully before investing.

REGIONS MORGAN KEEGAN FUND COMPLEX

The Regions Morgan Keegan fund complex offers mutual funds with a broad variety of investment objectives to meet the financial needs of all types of investors. With approximately $6.5 billion in assets, the fund complex includes five equity funds, one balanced fund, five bond funds, one tax-exempt bond fund, two money market funds and four closed-end funds. You may see an overview of each Fund by visiting the Funds’ website at www.rmkfunds.com. You may also download each Fund’s most recent marketing flyer, prospectus, and annual and semi-annual reports to shareholders.

REGIONS MORGAN KEEGAN SELECT FAMILY OF FUNDS

■	EQUITY FUNDS

Regions Morgan Keegan Select Mid Cap Growth Fund

Regions Morgan Keegan Select Growth Fund

Regions Morgan Keegan Select LEADER Growth & Income Fund

Regions Morgan Keegan Select Mid Cap Value Fund

Regions Morgan Keegan Select Value Fund

■	BALANCED FUND

Regions Morgan Keegan Select Balanced Fund

■	BOND FUNDS

Regions Morgan Keegan Select High Income Fund*

Regions Morgan Keegan Select Intermediate Bond Fund

Regions Morgan Keegan Select Fixed Income Fund

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund

Regions Morgan Keegan Select Short Term Bond Fund

■	TAX-EXEMPT BOND FUND

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund

■	MONEY MARKET FUNDS

Regions Morgan Keegan Select Treasury Money Market Fund

Regions Morgan Keegan Select LEADER Money Market Fund

REGIONS MORGAN KEEGAN CLOSED-END FUNDS

■	RMK Advantage Income Fund, Inc. (NYSE: RMA)
■	RMK High Income Fund, Inc. (NYSE: RMH)
■	RMK Multi-Sector High Income Fund, Inc. (NYSE: RHY)
■	RMK Strategic Income Fund, Inc. (NYSE: RSF)

*	Closed to new investors.

Morgan Keegan & Company, Inc. is a full service broker dealer that provides personalized investment services to its clients from over 250 offices in 18 states. Please access our website www.morgankeegan.com to locate the Morgan Keegan branch nearest you or contact us at 1-800-366-7426. Morgan Keegan & Company, Inc. is a wholly owned subsidiary of Regions Financial Corporation, a regional financial holding company (NYSE: RF).

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REGIONS MORGAN KEEGAN

Item 2.	Code of Ethics.

Not applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

This Schedule is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Act), as of a date within 90 days of the filing date of this report, the registrant’s certifying officers have concluded that such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Not applicable.

(a) (2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) are filed herewith.

(a) (3)	Not applicable.

(b)	The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes- Oxley Act are filed herewith.

The certification provided pursuant to Section 906 of the Sarbanes-Oxley Act is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Morgan Keegan Select Fund, Inc.

By (Signature and Title)	/s/ Carter E. Anthony
Carter E. Anthony, President

Date: March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carter E. Anthony
Carter E. Anthony, President

Date: March 8, 2006

By (Signature and Title)	/s/ Joseph C. Weller
Joseph C. Weller, Treasurer

Date: March 8, 2006